As filed with the Securities and Exchange Commission on April 30, 2007

1933 Act File No. 2-89729

1940 Act File No. 811-03980

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933            ☒

Pre-Effective Amendment No.                  ☐

Post-Effective Amendment No. 73            ☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No. 76     ☒

MORGAN STANLEY INSTITUTIONAL FUND TRUST

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas

New York, New York 10020

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 548-7786

Amy R. Doberman

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

It is proposed that this filing will become effective (check appropriate box)

☒ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of rule 485.

EXPLANATORY NOTE

This filing is being made for the purpose of replacing the “Financial Highlights” section of the Prospectus for each of the Advisory Global Fixed Income Portfolio, Advisory Global Fixed Income Portfolio II and Advisory Portfolio.

Prospectus Supplement

April 30, 2007

Morgan Stanley Institutional Fund Trust

Supplement dated April 30, 2007 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 30, 2007 of:

Advisory Global Fixed Income Portfolio

Advisory Global Fixed Income Portfolio II

Advisory Portfolio

The section of the Prospectus entitled “Financial Highlights” is hereby deleted and replaced with the following:

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

	Net Asset Value- Beginning of Period	Net Investment Income		Net Gains or Losses on Securities (realized and unrealized)		Total from Investment Activities	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)		Return of Capital
Advisory Global Fixed Income Portfolio (Commencement of Operations 10/7/94)
2006	$3.41	$0.18	†††	$(0.01	)#	$0.17	$(0.08)	$—		$—
2005	3.34	0.08	†††	0.06		0.14	(0.07)	(0.00	)††	—
2004	3.29	0.06	†††	0.01		0.07	(0.02)	(0.00	)††	—
2003	4.17	0.06	†††	0.01		0.07	(0.34)	(0.61)		—
2002	3.97	0.18	†††	0.19		0.37	(0.17)	—		—
Advisory Global Fixed Income Portfolio II (Commencement of Operations 6/20/00)
2006	$12.00	$0.49	†††	$0.02		$0.51	$(0.21)	$—		$—
2005	11.84	0.29	†††	0.07		0.36	(0.20)	—		—
2004	11.63	0.22	†††	0.05		0.27	(0.06)	(0.00	)††	—
2003	11.60	0.24	†††	(0.01)		0.23	(0.20)	—		—
2002	10.92	0.48	†††	0.79		1.27	(0.59)	—		—
Advisory Portfolio (Commencement of Operations 4/12/95)
2006^	$9.84	$0.33	†††	$0.11		$0.44	$(0.63)	$—		$(0.16)
2005^	10.03	0.36	†††	0.07		0.43	(0.62)	—		—
2004^	10.11	0.21	†††	0.21		0.42	(0.50)	—		—
2003^	10.74	0.23	†††	0.22		0.45	(0.51)	(0.57)		—
2002	10.63	0.46		0.41		0.87	(0.76)	—		—

The financial highlights have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s unqualified report appears in the Fund’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

	Total Distributions	Net Asset Value- End of Period	Total Return	Net Assets- End of Period (thousands)	Ratio of Expenses to Average Net Assets†	Ratio of Net Income to Average Net Assets	Portfolio Turnover Rate
Advisory Global Fixed Income Portfolio (Commencement of Operations 10/7/94)
2006	$(0.08)	$3.50	4.93%	$164,510	0.15%	5.18%	11%
2005	(0.07)	3.41	4.30	5,188	0.15	2.45	7
2004	(0.02)	3.34	2.15	101,210	0.15	1.91	10
2003	(0.95)	3.29	1.88	157,665	0.22	1.86	13
2002	(0.17)	4.17	9.73	8,713	0.15	4.51	54
Advisory Global Fixed Income Portfolio II (Commencement of Operations 6/20/00)
2006	$(0.21)	$12.30	4.30%	$1,068	0.15%	4.04%	91%
2005	(0.20)	12.00	3.11	1,285	0.15	2.41	15
2004	(0.06)	11.84	2.35	25,671	0.15	1.92	11
2003	(0.20)	11.63	1.96	26,874	0.22	2.08	50
2002	(0.59)	11.60	12.07	2,181	0.16	4.51	59
Advisory Portfolio (Commencement of Operations 4/12/95)
2006^	$(0.79)	$9.49	4.76%	$3,177,040	0.08%	3.41%	230	%^^
2005^	(0.62)	9.84	4.44	3,298,677	0.08	3.66	240	^^
2004^	(0.50)	10.03	4.30	3,760,527	0.08	2.09	512	^^
2003^	(1.08)	10.11	4.42	5,716,522	0.08	2.24	120
2002	(0.76)	10.74	8.49	7,034,400	0.09	4.24	112

Notes to the Financial Highlights

†	For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:
Portfolio	2002	2003	2004	2005	2006
Advisory Global Fixed Income	0.49%	0.54%	0.53%	0.57%	0.63%
Advisory Global Fixed Income II	0.57	1.23	0.62	0.81	5.36
Advisory	0.48	0.49	0.49	0.47	0.48

††	Amount is less than $0.005.
†††	Per share amounts for the year are based on average shares outstanding.
^	Subsequent to the issuance of its September 30, 2006 financial statements, the Advisory Portfolio restated its accretion income due to adjustments to Interest Only securities. The Portfolio determined that certain amounts which were treated as income should have been treated as unrealized gains. These adjustments had no impact on the Net Assets of the Portfolio.
^^	The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

#	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

Please retain this supplement for future reference.

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Advisory Portfolios

Advisory Global Fixed Income Portfolio

Advisory Global Fixed Income Portfolio II

Advisory Portfolio

January 30, 2007

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Advisory Portfolios Prospectus

January 30, 2007

Advisory Portfolios Prospectus

January 30, 2007

Advisory Global Fixed Income Portfolio

Objective

The Advisory Global Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in fixed income securities of government and corporate issuers including both U.S. and non-U.S. issuers, including issuers located in emerging markets, and both investment grade and high yield securities rated B or BB (commonly referred to as “junk bonds”). A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. A portion of the securities held by the Portfolio will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives in managing the Portfolio.

Process

Morgan Stanley Investment Management Limited (the “Sub-Adviser”) employs a value approach toward fixed income investing. The Sub-Adviser’s research teams evaluate the relative attractiveness of government, corporate, mortgage and asset-backed securities. The Sub-Adviser relies upon value measures, particularly the relative attractiveness of securities issued by governments, against those of corporations and other private entities. The Sub-Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. Rates of prepayment faster or slower than anticipated by the Sub-Adviser could result in reduced yields, increased

1

Advisory Global Fixed Income Portfolio (Cont’d)

volatility and/or reductions in net asset value. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio’s asset-backed or mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio’s investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio’s overall value to decline to a greater degree.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Average Annual Total Returns

(as of 12/31/06)

	Past One Year	Past Five Years	Past Ten Years	Since Inception 10/7/94
Advisory Global Fixed Income Portfolio
Return before Taxes	8.44%	5.88%	6.52%	8.07%
Return after Taxes on Distributions[1]	6.99%	2.96%	0.71%	2.14%
Return after Taxes on Distributions and Sale of Fund Shares[1]	5.46%	3.23%	1.78%	3.05%
Citigroup World Government Bond Ex-U.S. Hedged Index (reflects no deduction for fees, expenses or taxes)[2]	3.11%	4.53%	6.34%	7.72%
Citigroup U.S. Broad Investment Grade Bond Index (reflects no deduction for fees, expenses or taxes)[3]	4.33%	5.10%	6.26%	6.93%

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio’s performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[2]

The Citigroup World Government Bond Ex-U. S. Hedged Index is a market capitalization weighted benchmark that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The Index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument.

[3]

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

2

Advisory Portfolios Prospectus

January 30, 2007

Advisory Global Fixed Income Portfolio II

Objective

The Advisory Global Fixed Income Portfolio II seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers including both U.S. and non-U.S. issuers, including issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. A portion of securities held by the Portfolio will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, CMOs, swaps, options on swaps and other types of derivatives.

Process

The Sub-Adviser employs a value approach toward fixed income investing. The Sub-Adviser’s research teams evaluate the relative attractiveness of government, corporate, mortgage and asset-backed securities. The Sub-Adviser relies upon value measures, particularly the relative attractiveness of securities issued by governments, against those of corporations and other private entities. The Sub-Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors while seeking to balance the overall risk of the Portfolio. The Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. Rates of prepayment faster or slower than anticipated by the Sub-Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio’s asset-backed or mortgage securities.

Investments in structured investments, structured notes and other types of similarly structured products

3

Advisory Global Fixed Income Portfolio II (Cont’d)

involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio’s investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio’s overall value to decline to a greater degree.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Average Annual Total Returns

(as of 12/31/06)

	Past One Year	Past Five Years	Past Ten Years	Since Inception 6/20/00
Advisory Global Fixed Income Portfolio II
Return before Taxes	5.85%	5.73%	—	5.86%
Return after Taxes on Distributions[1]	4.28%	3.54%	—	3.81%
Return after Taxes on Distributions and Sale of Fund Shares[1]	3.79%	3.57%	—	3.77%
Citigroup World Government Bond Ex-U.S. Hedged Index (reflects no deduction for fees, expenses or taxes)[2]	3.11%	4.53%	—	5.21%
Citigroup U.S. Broad Investment Grade Bond Index (reflects no deduction for fees, expenses or taxes)[3]	4.33%	5.10%	—	6.39%

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio’s performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[2]

The Citigroup World Government Bond Ex-U. S. Hedged Index is a market capitalization weighted benchmark that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The Index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument.

[3]

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

4

Advisory Portfolios Prospectus

January 30, 2007

Advisory Portfolio

Objective

The Advisory Portfolio seeks returns consistent with returns generated by the market for mortgage securities.

Approach

The Portfolio invests primarily in investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and investment grade fixed income securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

Process

Morgan Stanley Investment Management Inc. (the “Adviser”) employs a value approach toward mortgage investing. The Adviser’s research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio’s benchmark index. The Adviser also measures various types of risk, by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates and the shape of the yield curve. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

5

Advisory Portfolio (Cont’d)

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs, which are a type of derivative, may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Average Annual Total Returns

(as of 12/31/06)

	Past One Year	Past Five Years	Past Ten Years	Since Inception 4/12/95
Advisory Portfolio
Return before Taxes	4.36%	5.23%	6.46%	6.89%
Return after Taxes on Distributions[1]	1.28%	2.49%	3.61%	4.01%
Return after Taxes on Distributions and Sale of Fund Shares[1]	2.79%	2.83%	3.76%	4.11%
Lehman Brothers Mortgage Index (reflects no deduction for fees, expenses or taxes)[2]	5.22%	4.85%	6.16%	6.56%

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio’s performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[2]

The Lehman Brothers Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20 and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs.

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Advisory Portfolios Prospectus

January 30, 2007

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

This table describes the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2006

(expenses that are deducted from Portfolio assets)

Portfolio	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses*
Advisory Global Fixed Income	0.375%	None	0.25%	0.63%
Advisory Global Fixed Income II	0.375	None	4.98	5.36
Advisory	0.375	None	0.10	0.48

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Advisory Global Fixed Income, Advisory Global Fixed Income II and Advisory Portfolios so that Total Annual Portfolio Operating Expenses will not exceed 0.15%, 0.15% and 0.08%, respectively. This waiver may be terminated at any time without notice. After giving effect to all advisory fee reductions and/or expense reimbursements, the Total Annual Portfolio Operating Expenses for such Portfolios were the amounts set forth below:

Portfolio	Total Annual Portfolio Operating Expenses After Morgan Stanley Investment Management Inc. Waiver/Reimbursement & Offsets
Advisory Global Fixed Income	0.15%
Advisory Global Fixed Income II	0.15
Advisory	0.08

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Portfolio	1 Year	3 Years	5 Years	10 Years
Advisory Global Fixed Income	$64	$202	$351	$786
Advisory Global Fixed Income II	535	1,599	2,656	5,265
Advisory	49	154	269	604

7

Investment Strategies and Related Risks

This secton discusses in greater detail the Portfolios’ principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Mortgage Securities

These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

The Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions,

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January 30, 2007

private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

Structured Products

Certain Portfolios may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with a Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

9

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios’ assets. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives

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Advisory Portfolios Prospectus

January 30, 2007

sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser and/or Sub-Adviser include futures contracts, options contracts, forward contracts, swaps, CMOs, stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The Portfolios may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

A Portfolio may enter into swap transactions, which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

A Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

A Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Portfolio may use swap options for hedging purposes or to manage and mitigate any credit and interest rate risk.

11

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

Leveraging Risk

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Temporary Defensive Investments

When the Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies. If the Adviser or Sub-Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause a Portfolio to fail to meet its investment objectives.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

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Advisory Portfolios Prospectus

January 30, 2007

Non-Diversification of Investments

A portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The Advisory Global Fixed Income Portfolio and Advisory Global Fixed Income Portfolio II are non-diversified funds for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Portfolio Holdings

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”) with respect to the disclosure of each Portfolio’s securities is available in the Fund’s SAI.

Purchasing Shares

The Portfolios are available only to private advisory clients of the Adviser. Shares of each Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order. The Fund may elect to remain open on days when the New York Stock Exchange (“NYSE”) is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

13

Redeeming Shares

Shares of each Portfolio will be redeemed at the NAV next determined after we receive your redemption request. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission. The Fund may elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolios’ securities trade are open.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

Frequent Purchases and Redemption of Shares

Because the Portfolios are only available to private advisory clients of the Adviser and are therefore not susceptible to the same “market-timing” or “short-term trading” practices that the Fund’s more widely offered portfolios are, the Fund does not apply its “market-timing” or “short-term trading” policies with respect to these Portfolios. However, as noted above under “Purchasing Shares,” the Fund may reject, limit or prohibit, in its sole discretion and without prior notice, additional purchases and/or exchanges.

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Advisory Portfolios Prospectus

January 30, 2007

General Shareholder Information

Valuation of Shares

The price of a Portfolio’s shares (NAV) is based on the value of the Portfolio’s securities. The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business. The Fund may, however, elect to remain open and price shares of each Portfolio on days where the NYSE is closed but the primary securities markets on which the Portfolios’ securities trade remain open.

Each Portfolio values its securities at market value. When no quotations are readily available for securities, including circumstances under which the Adviser or Sub-Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund’s Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions.    Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations.

Investment income received by the Advisory Global Fixed Income Portfolio and Advisory Global Fixed Income Portfolio II from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous

15

year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales.    Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Portfolio	Monthly	Quarterly
Advisory Global Fixed Income		■
Advisory Global Fixed Income II		■
Advisory	■

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

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Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses—securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $481.6 billion in assets under management.

The Adviser makes investment decisions for the Fund’s Portfolios and places each Portfolio’s purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser’s annual contractual rates of compensation and actual rates of compensation as a percentage of each Portfolio’s daily net assets for the Fund’s 2006 fiscal year.

Sub-Adviser

Morgan Stanley Investment Management Limited serves as the Sub-Adviser to the Advisory Global Fixed Income Portfolio and the Advisory Global Fixed Income Portfolio II. The Sub-Adviser makes certain day-to-day investment decisions for the Advisory Global Fixed Income Portfolio and the Advisory Global Fixed Income Portfolio II and places certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. The Sub-Adviser, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2006.

17

Adviser’s Rates of Compensation

Portfolio	Contractual Compensation Rate	FY 2006 Actual Compensation Rate
Advisory Global Fixed Income Portfolio*	0.375%	0.000%
Advisory Global Fixed Income Portfolio II*	0.375	0.000
Advisory Portfolio*	0.375	0.000

*	The Adviser is voluntarily waiving its fee and reimbursing certain expenses for the Advisory Global Fixed Income, Advisory Global Fixed Income II and Advisory Portfolios, to the extent necessary, to keep Total Annual Portfolio Operating Expenses from exceeding 0.15%, 0.15% and 0.08%, respectively.

Portfolio Management

Advisory Global Fixed Income Portfolio

Advisory Global Fixed Income Portfolio II

Each Portfolio’s assets are managed within the Global Fixed Income team. The team consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of each Portfolio are J. David Germany, Michael B. Kushma, and Christian G. Roth, Managing Directors of the Sub-Adviser.

Mr. Germany has been associated with the Sub-Adviser in an investment management capacity since 1987 and began managing each Portfolio in 1994. Mr. Kushma has been associated with the Sub-Adviser in an investment management capacity since 1987 and began managing each Portfolio in 1996. Mr. Roth has been associated with the Sub-Adviser in an investment management capacity since 1991 and began managing each Portfolio in 2000.

Advisory Portfolio

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott F. Richard and Roberto M. Sella, Managing Directors of the Adviser, and Menglin M. Luo, an Executive Director of the Adviser.

Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in 1995. Mr. Sella has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in 2000. Mr. Luo has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in January 2004.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios.

The composition of each team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of any Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of a Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

18

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19

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

	Net Asset Value- Beginning of Period	Net Investment Income		Net Gains or Losses on Securities (realized and unrealized)	Total from Investment Activities	Dividend Distributions (net investment income)	Capital Gain Distributions (realized net gains)
Advisory Global Fixed Income Portfolio (Commencement of Operations 10/7/94)
2006	$3.41	$0.18	†††	$(0.01)#	$0.17	$(0.08)	$ —
2005	3.34	0.08	†††	0.06	0.14	(0.07)	(0.00	)††
2004	3.29	0.06	†††	0.01	0.07	(0.02)	(0.00	)††
2003	4.17	0.06	†††	0.01	0.07	(0.34)	(0.61)
2002	3.97	0.18	†††	0.19	0.37	(0.17)	—
Advisory Global Fixed Income Portfolio II (Commencement of Operations 6/20/00)
2006	$12.00	$0.49	†††	$0.02	$0.51	$(0.21)	$ —
2005	11.84	0.29	†††	0.07	0.36	(0.20)	—
2004	11.63	0.22	†††	0.05	0.27	(0.06)	(0.00	)††
2003	11.60	0.24	†††	(0.01)	0.23	(0.20)	—
2002	10.92	0.48	†††	0.79	1.27	(0.59)	—
Advisory Portfolio (Commencement of Operations 4/12/95)
2006	$9.84	$0.50	†††	$(0.06)	$0.44	$(0.79)	$ —
2005	10.03	0.44	†††	(0.01)	0.43	(0.62)	—
2004	10.11	0.25	†††	0.17	0.42	(0.50)	—
2003	10.74	0.25	†††	0.20	0.45	(0.51)	(0.57)
2002	10.63	0.46		0.41	0.87	(0.76)	—

20

Advisory Portfolios Prospectus

January 30, 2007

The financial highlights have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s unqualified report appears in the Fund’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and each Portfolio’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

Total Distributions	Net Asset Value- End of Period	Total Return	Net Assets- End of Period (thousands)	Ratio of Expenses to Average Net Assets†	Ratio of Net Income to Average Net Assets	Portfolio Turnover Rate

$(0.08)	$3.50	4.93%	$164,510	0.15%	5.18%	11%
(0.07)	3.41	4.30	5,188	0.15	2.45	7
(0.02)	3.34	2.15	101,210	0.15	1.91	10
(0.95)	3.29	1.88	157,665	0.22	1.86	13
(0.17)	4.17	9.73	8,713	0.15	4.51	54

$(0.21)	$12.30	4.30%	$1,068	0.15%	4.04%	91%
(0.20)	12.00	3.11	1,285	0.15	2.41	15
(0.06)	11.84	2.35	25,671	0.15	1.92	11
(0.20)	11.63	1.96	26,874	0.22	2.08	50
(0.59)	11.60	12.07	2,181	0.16	4.51	59

$(0.79)	$9.49	4.76%	$3,177,040	0.08%	5.24%	230	%^
(0.62)	9.84	4.44	3,298,677	0.08	4.48	240	^
(0.50)	10.03	4.30	3,760,527	0.08	2.51	512	^
(1.08)	10.11	4.42	5,716,522	0.08	2.43	120
(0.76)	10.74	8.49	7,034,400	0.09	4.24	112

Notes to the Financial Highlights

†	For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

	Ratio of Expenses to Average Net Assets Before Expenses Waived/Reimbursed by Adviser:
Portfolio	2002	2003	2004	2005	2006
Advisory Global Fixed Income	0.49%	0.54%	0.53%	0.57%	0.63%
Advisory Global Fixed Income II	0.57	1.23	0.62	0.81	5.36
Advisory	0.48	0.49	0.49	0.47	0.48
††	Amount is less than $0.005.
†††	Per share amounts for the year are based on average shares outstanding.
^	The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

#	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

21

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information (“SAI”), dated January 30, 2007, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) that contain additional information about each Portfolio’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio’s performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,

1-800-354-8185.

Prices and Investment Results are available at www.morganstanley.com/im.

IFTADVPRO 01/07

MORGAN STANLEY INSTITUTIONAL FUND TRUST

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE FOLLOWING PROSPECTUSES:

U.S. EQUITY PORTFOLIOS PROSPECTUS,

FIXED INCOME PORTFOLIOS PROSPECTUS,

ADVISORY PORTFOLIOS PROSPECTUSES AND

BALANCED PORTFOLIO PROSPECTUS

January 30, 2007

Morgan Stanley Institutional Fund Trust (the “Fund”) is a no load mutual fund consisting of 20 portfolios offering a variety of investment alternatives. Of the 20 portfolios, two portfolios are not operational. This Statement of Additional Information (the “SAI”) sets forth information about the Fund applicable to all 20 portfolios (each a “Portfolio” and collectively the “Portfolios”). Following is a list of the Portfolios:

U.S. EQUITY PORTFOLIOS:	Investment Grade Fixed Income Portfolio
Equities Plus Portfolio	Limited Duration Portfolio
Mid Cap Growth Portfolio	Long Duration Fixed Income Portfolio
U.S. Mid Cap Value Portfolio	Municipal Portfolio
U.S. Small Cap Value Portfolio	ADVISORY PORTFOLIOS:
Value Portfolio	Advisory Global Fixed Income Portfolio
FIXED INCOME PORTFOLIOS:	Advisory Global Fixed Income Portfolio II
Core Fixed Income Portfolio	Advisory Portfolio
Core Plus Fixed Income Portfolio	Advisory Portfolio—Series 1*
High Yield Portfolio	Advisory Portfolio—Series 2*
Intermediate Duration Portfolio	BALANCED PORTFOLIO:
International Fixed Income Portfolio	Balanced Portfolio

*	As of the date of this SAI, these Portfolios are not yet operational.

This SAI is not a prospectus but should be read in conjunction with the Fund’s prospectuses, dated January 30, 2007, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Fund’s most recent annual report is a separate document supplied with this SAI and includes the Fund’s audited financial statements, which are incorporated by reference into this SAI.

SHAREHOLDER SERVICES: 1-800-548-7786

PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

-i-

THE PORTFOLIOS’ INVESTMENTS, STRATEGIES

Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio. The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment and related risks are provided in the discussion following the tables.

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Strategies
Asset Allocation Management						x
Core Equity Investing	x					x
Emerging Market Investing	x	x	x	x	x	x
Fixed Income Management and Asset Allocation						x
Fixed Income Value Investing	x
Foreign Fixed Income Investing	x					x
Foreign Investing	x	x	x	x	x	x
Growth Stock Investing		x	x
High Yield Investing	x					x
International Equity Investing		x	x	x	x	x
Maturity and Duration Management	x					x
Mortgage Investing	x					x
Municipals Management
Value Investing	x					x
Value Stock Investing			x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Investments
ADRs	x	x	x	x	x	x
Agencies	x	x	x	x	x	x
Asset-Backed Securities	x					x
Brady Bonds	x					x
Cash Equivalents	x	x	x	x	x	x
CMOs	x					x
Commercial Paper	x	x	x	x	x	x
Common Stock	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x
Corporates	x	x	x	x	x	x
Covered Call Writing			x
Depositary Receipts	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x
Emerging Market Securities	x	x	x	x	x	x
Equity Securities	x	x	x	x	x	x
Fixed Income Securities	x	x	x	x	x	x
Floaters	x					x
Foreign Currency	x	x	x	x	x	x
Foreign Securities	x	x	x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Forwards	x	x	x	x	x	x
Futures	x	x	x	x	x	x
High Yield Securities	x					x
Inverse Floaters	x					x
Investment Companies	x	x	x	x	x	x
Investment Funds						x
Investment Grade Securities	x	x	x	x	x	x
Limited Partnerships	x	x	x	x	x	x
Loan Participations and Assignments	x					x
Mortgage Securities	x					x
Municipals	x					x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x
Private Investments in Public Equity	x	x	x	x	x	x
Options	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x
REITs	x	x	x	x	x	x
Repurchase Agreements	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x
Rights	x	x	x	x	x	x
Securities Lending	x	x	x	x	x	x
Short Selling	x	x	x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
SMBS	x					x
Structured Products	x	x	x	x	x	x
Swaps	x		x	x	x	x
U.S. Government Securities	x	x	x	x	x	x
Warrants	x	x	x	x	x	x
When, As and If Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x
Yankee and Eurobond Obligations	x	x	x	x	x	x
Zero Coupons	x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Global Fixed Income Portfolio	Advisory Global Fixed Income Portfolio II	Advisory Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Strategies
Asset Allocation Management
Core Equity Investing
Emerging Market Investing		x	x	x	x	x				x	x
Fixed Income Management and Asset Allocation
Fixed Income Value Investing	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Fixed Income Investing		x	x	x	x	x				x	x
Foreign Investing		x	x	x	x	x				x	x
Growth Stock Investing
High Yield Investing		x	x		x				x	x	x
International Equity Investing
Maturity and Duration Management	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Mortgage Investing	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Municipals Management									x
Value Investing	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Value Stock Investing

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Global Fixed Income Portfolio	Advisory Global Fixed Income Portfolio II	Advisory Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Investments
ADRs
Agencies	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Brady Bonds		x	x	x	x	x	x		x	x	x	x	x	x
Cash Equivalents	x	x	x	x	x	x	x	x	x	x	x	x	x	x
CMOs	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Common Stock			x
Convertibles	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Corporates	x	x	x	x	x	x	x	x	x	x	x			x
Covered Call Writing
Depositary Receipts
Derivatives	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Emerging Market Securities		x	x	x	x	x	x	x	x	x	x			x
Equity Securities			x
Fixed Income Securities	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Floaters	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Currency		x	x	x	x	x	x		x	x	x	x	x	x
Foreign Securities		x	x	x	x	x	x	x	x	x	x	x	x	x
Forwards		x	x	x	x	x	x		x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Global Fixed Income Portfolio	Advisory Global Fixed Income Portfolio II	Advisory Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Futures	x	x	x	x	x	x	x	x	x	x	x	x	x	x
High Yield Securities		x	x		x				x	x	x
Inverse Floaters	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Investment Companies	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Investment Funds
Investment Grade Securities	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Limited Partnerships
Loan Participations and Assignments		x	x										x	x
Mortgage Securities	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Municipals	x	x	x	x	x	x		x	x	x	x			x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Private Investments in Public Equity
Options	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Repurchase Agreements	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Rights		x	x											x
Securities Lending	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Short Selling	x	x	x	x	x	x	x	x	x	x	x	x	x	x
SMBS	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Structured Products	x	x	x	x	x	x	x	x	x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio	Municipal Portfolio	Advisory Global Fixed Income Portfolio	Advisory Global Fixed Income Portfolio II	Advisory Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Swaps	x	x	x	x	x	x	x	x	x	x	x	x	x	x
U.S. Government Securities	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Warrants	x		x										x	x
When, As and If Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Yankee and Eurobond Obligations	x	x	x	x	x	x	x	x	x	x	x	x	x	x
Zero Coupons	x	x	x	x	x	x	x	x	x	x	x	x	x	x

INVESTMENT STRATEGIES AND RISKS

As used in this Section and elsewhere in this Statement of Additional Information, the term “Adviser” includes Morgan Stanley Investment Management Limited (the “Sub-Adviser”), as Sub-Adviser to the International Fixed Income Portfolio, the Advisory Global Fixed Income Portfolio and the Advisory Global Fixed Income Portfolio II, as applicable.

Asset Allocation Management: The approach of Morgan Stanley Investment Management Inc. (the “Adviser”) to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser’s long history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser’s “core” or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser’s outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Market Investing: The Adviser’s approach to emerging market investing is based on the Adviser’s evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the members of the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Fixed Income Value Investing: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk and prepayment risk. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio’s interest-rate, sector and security selection positions so as to take advantage of the most attractive of these value opportunities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser’s judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio’s foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments.

Growth Stock Investing: This strategy involves the Adviser’s focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield (high risk) securities based on the Adviser’s analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See “High Yield Securities” below for further discussion of these securities, including risks.

International Equity Investing: The Adviser’s approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law. If a Portfolio were to invest in regulated investment companies or investment funds, the Portfolio would, in addition to its own expenses, indirectly bear its ratable share of expenses (e.g., advisory and administrative fees) of the regulated investment company or investment fund.

Maturity and Duration Management: One of two main components of the Adviser’s fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See “Value Investing” for a description of the second main component of the Adviser’s fixed income strategy.

About Maturity and Duration. Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always shorter than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: As described in the applicable prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), other government agencies and instrumentalities, and private issuers. It is expected that a Portfolio’s primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax (“AMT”).

The Adviser manages the Municipal Portfolio with the goal of maximizing its total return. This means that it may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. The Municipal Portfolio also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters and inverse floaters.

Value Investing: One of two primary components of the Adviser’s fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

INVESTMENTS AND RISKS

ADRs: American Depositary Receipts (“ADRs”) are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolios’ investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSRO”) in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor’s or Prime 1 or Prime 2 by Moody’s) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch IBCA, Inc. (“Fitch”));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s or Standard & Poor’s.

Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations (“CMOs”) are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a real estate mortgage investment conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxed as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Certain Portfolios may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

Risks. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: Convertibles may be considered either equity securities or fixed income securities. They are commonly Corporates (as defined below) or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser’s option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds (“Corporates”) are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Covered Call Writing. The U.S. Mid Cap Value Portfolio and the Equity Portfolio are permitted to write (sell) listed and over-the-counter (“OTC”) covered call options on portfolio securities. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation. OTC options are sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolios and will have the same characteristics as listed calls.

Each Portfolio, in return for a call it has written, receives a premium (i.e., the price of the option) and agrees to sell the underlying security, if called, at the exercise price prior to the expiration date of the option, regardless of its then current market price. Receipt of these premiums may better enable the Portfolios to earn a higher level of current income than they would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolios if the securities underlying the option decline in value.

The Portfolios intend to write options that are “covered” only. A call option is “covered” as long as the Portfolios continues to own the underlying securities in an amount greater than or equal to the nominal value of the associated options contracts.

The Portfolios will engage in OTC covered call option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. In addition, the Portfolios may enter into a transaction in an OTC covered call option only if the counterparty has, at the time the transaction is entered into, a senior debt (or equivalent) rating of at least AA- by the Standard & Poor’s, or Aa3 by Moody’s or a comparable rating by another NRSRO or a commercial paper or equivalent rating of at least A-1 by Standard & Poor’s or P-1 by Moody’s or a comparable rating by another NRSRO.

The Portfolios may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls they have written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolios have been assigned an exercise notice, the Portfolios will be unable to effect a closing purchase transaction.

The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. Thus, by writing a call option, the Portfolios will limit their opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option.

The liquidity of listed covered call options is dependent on the liquidity of the underlying security and the options market in general and, in the case of OTC covered call options, the creditworthiness of the transacting dealer and the terms of the contract. OTC covered call options are negotiated with dealers and there is no secondary market for these investments.

Depositary Receipts: Depositary receipts are Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund’s investment policies, a Portfolio’s investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives may include the following instruments, each of which is described in this SAI: CMOs, Forwards, Futures, Inverse Floaters, Options, SMBS, Structured Investments, Structured Notes, Swaps and TRAINs.

A Portfolio may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Fund’s Board of Trustees (“Board”).

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Limited Partnership Interests, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, Preferred Stock, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, Delayed Delivery and Forward Commitments, Yankee and Eurodollar Obligations and Zero Coupons.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes.

This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below) and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio’s foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities denominated in foreign currency and traded primarily outside of the United States, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Forwards: Forward Foreign Currency Exchange Contracts (“Forwards”) are Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Forwards are an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.

Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio’s entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio’s obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine Forwards with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as “synthetic” securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forwards are not traded on contract markets regulated by the Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”). They are traded through financial institutions acting as market-makers. Portfolios that trade Forwards could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forwards may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio’s obligation under the Forward. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into Forwards for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the Forward. See also “Leverage” above for a description of leverage risk.

Futures: Futures contracts and options on futures contracts (“Futures”) are Derivatives. Each Portfolio may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the CFTC.

Although Futures by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio’s margin deposits will be placed in a segregated account maintained by the Fund’s custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio’s exposure to market fluctuations, the use of Futures may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Limitations on Futures Contracts. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the CEA. Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio’s prospectus or this SAI. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio’s use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. See also “Leverage Risks” below for a description of leverage risk.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody’s or BB through D by Standard & Poor’s, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody’s or BBB by Standard & Poor’s are classified as non-investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix A for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio’s ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations (“Inverse Floaters”) are fixed income securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are equity securities and include open-end, closed-end and unregistered investment companies. The Investment Company Act of 1940, as amended (the “1940 Act”), generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, certain emerging market countries through investment funds permit indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an Investment Fund will be subject to the additional limitations that apply to investments in investment companies.

Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor’s or Fitch or Aaa, Aa, A or Baa by Moody’s); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be “high grade.” Any Portfolio is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or “high grade” security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Limited Partnerships: A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Loan Participations and Assignments: Loan participations and assignments are fixed income securities. A Portfolio may invest in fixed rate and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations (see below) and one or more financial institutions (“Lenders”). A Portfolio’s investments in Loans are expected in most instances to be in the form of participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the

Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Sovereign Debt. Debt obligations known as “sovereign debt” are obligations of governmental issuers in emerging market countries and industrialized countries.

Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio’s holdings. See also, Brady Bonds. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Mortgage Securities: Mortgage-backed securities (“Mortgage Securities”) are fixed income securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee’s monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass- through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See “Leverage Risks” above for a description of leverage risk.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages (“ARM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. ARMs are mortgages which reset the mortgage’s interest rate with changes in open market interest rates. The Portfolios’ interest income will vary with changes in the applicable interest rate on pools of ARMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios’ net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by Freddie Mac. Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal government guarantor of mortgage-backed securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody’s and/or Standard & Poor’s or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a “TBA” (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis. See “Leverage Risks” above for a description of leverage risk.

Risks. Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting Mortgage Securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and Standard & Poor’s represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund’s Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund’s Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the AMT (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio’s limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

Private Investments in Public Equity: A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”), and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Trustees. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, and a put option conveys the right to sell, a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options (“OTC Options”) from, or sell them to, securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio’s limitation on investing in illiquid securities.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option’s strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. All Portfolios, except the Core Fixed Income, Limited Duration and Advisory Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency’s fall would have had on the Portfolio’s holdings.

Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

A Portfolio may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

A Portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either “cover” the transaction as described above or collateralize the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.

Real Estate Investment Trusts: Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in a Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Repurchase agreements are fixed income securities in the form of an agreement backed by collateral. Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio’s custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Adviser and Morgan Stanley Investment Management Inc. (the “Administrator”) will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio’s participation in the income from jointly purchased repurchase agreements will be based on that Portfolio’s percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that such risks can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures. See “Leverage Risks,” above, for a description of leverage risk.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks. Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities (“SMBS”) are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed “illiquid” and subject to each Portfolio’s limitation on investing in illiquid securities.

Structured Products: Certain Portfolios may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with a Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured Notes: Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios will use structured notes consistent with their investment objectives and policies.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps: All Portfolios, except the Mid Cap Growth Portfolio, may enter into swap contracts (“Swaps”). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Options on Swaps. Certain Portfolios may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Certain Portfolios may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by certain Portfolios, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. All of the Portfolios, except the Mid Cap Growth Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

Credit Default Swaps. Certain Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

A Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

U.S. Government Securities: The term “U.S. Government securities” refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Governments that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued and Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also establish a segregated account on the Portfolio’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See “Leverage Risks” above for a description of leverage risk.

When, As and If Issued Securities: A Portfolio may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio’s assets committed to securities so purchased may increase the volatility of its net asset value. The Portfolio may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the EMU). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: Each Portfolio may invest in zero coupon bonds (“Zero Coupons”), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio’s distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (“CATS”), Treasury Receipts (“TRS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Investment Growth Receipts (“TIGERS”).

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4) invest in a manner inconsistent with its classification as a “diversified company” as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time (this restriction does not apply to the International Fixed Income Portfolio, Advisory Global Fixed Income Portfolio or Advisory Global Fixed Income Portfolio II);

(5) borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

(6) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(7) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and (v) the Advisory Portfolio and Advisory Portfolio — Series 1 will concentrate in mortgage-backed securities; and

(8) issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1) in the case of any Equity or Balanced Portfolio, enter into futures contracts to the extent that each Portfolio’s outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio’s total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC’s position on asset coverage;

(2) in the case of any Fixed Income Portfolio, enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio’s total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio’s obligations under such contracts;

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund’s custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(6) invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(7) invest for the purpose of exercising control over management of any company; and

(8) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that no Portfolio will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Each Portfolio has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio’s assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio’s investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees, the Adviser and the Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and the Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Adviser’s and the Sub-Adviser’s fiduciary duties to Fund shareholders. Neither the Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or by any affiliated person of the Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information on a monthly basis, with a minimum 15 calendar day lag; and

•

top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag (other than with respect to the Advisory Global Fixed Income Portfolio, Advisory Global Fixed Income Portfolio II, Advisory Portfolio and the Municipal Portfolio).

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible for exemptions currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics services and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Adviser or any affiliate of the Adviser or the Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the “PHRC”) or the Fund’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Adviser, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
The Bank of New York(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)	This information will also be provided upon request from time to time.
(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser, the Sub-Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public information.

In no instance may the Adviser, the Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser and Sub-Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, Morgan Stanley Distribution, Inc., as distributor of the Fund (the “Distributor”), or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial investments. The Fund may from time to time waive the minimum initial investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary’s services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund’s prospectuses under “Valuation of Shares” and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder’s cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund’s Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under “Redemption of Shares.” As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share (“NAV”) is determined by dividing the total market value of each Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

In the calculation of a Portfolio’s NAV: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of a Portfolio’s securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund’s affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Officers and Trustees. The Board of the Fund consists of 10 Trustees. These same Trustees also serve as directors or trustees for certain of the funds advised by the Morgan Stanley Investment Advisors Inc. (the “Retail Funds”) and Morgan Stanley AIP GP LP and the Adviser (the “Institutional Funds”). Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent Trustees” of the Fund. The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

Independent Trustees. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Adviser.)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forrest products); Director of Legg Mason and Director of the Auburn University Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

**	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
***	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years

J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf England, United Kingdom E144AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (37) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael Leary (40) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

***	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2006 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2006)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2006)
Independent:		$50,001 - $100,000
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	$10,001 - $50,000	over $100,000
Michael F. Klein	$10,001 - $50,000	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	$10,001 - $50,000
Fergus Reid(1)	over $100,000	over $100,000

Interested:
James F. Higgins	None	over $100,000

(1)

Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2006, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Fund’s primary areas of investment, namely equities, fixed income and money market and alternatives, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During its fiscal year ended September 30, 2006, the Audit Committee held six meetings.

The members of the Audit Committee of the Fund are Frank L. Bowman, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are currently Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. During its fiscal year ended September 30, 2006, the Governance Committee held two meetings.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the

Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee was formed in October 2006.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory, as applicable, and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1)	Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

There were nine meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2006. The Independent Trustees of the Fund also met three times during that period, in addition to the nine meetings of the full Board.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Trustees and Officers. Each Independent Trustee (except for the Chairman of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual retainer fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairman.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to the Fund’s Trustees by the Fund for the fiscal year ended September 30, 2006 and the aggregate compensation payable to each of the Fund’s Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2006. During the relevant period, the Fund had three committees: the Audit Committee, Governance Committee and Insurance Committee. The structure and membership of the Committees have changed since September 30, 2006. Therefore, Committees referenced in the footnotes to the Compensation Table in this section may no longer exist, and/or the Trustees may no longer serve on the Committees noted in the footnotes to the table.

COMPENSATION

Name of Independent Trustee:(1)	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$6,801	$75,000
Michael Bozic	$17,567	$195,000
Kathleen A. Dennis	$10,302	$78,750
Manuel H. Johnson	$21,617	$240,000
Joseph J. Kearns	$19,911	$226,250
Michael F. Klein	$10,302	$78,750
Michael E. Nugent	$25,683	$285,000
W. Allen Reed	$10,302	$78,750
Fergus Reid	$18,915	$215,000

Name of Interested Trustee:
James F. Higgins	$0	$0

(1)	Includes all amounts paid for serving as Trustee of the Funds as well as serving as Chairperson of the Funds or a Committee or Sub-Committee of the Funds.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following trustees deferred compensation from the Fund during the fiscal year ended September 30, 2006: Mr. Bowman, $6,801; Mr. Kearns, $9,956.
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the Trustees under the DC Plan. As of December 31, 2006, the value including interest) of the deferral accounts across the Fund Complex for Messrs Bowman, Kearns and Reid pursuant to the deferred compensation plans was $78,764, $959,331 and $764,483, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement(1)
	By All Adopting Funds	From All Adopting Funds
Michael Bozic	$17,614	$46,871
Manuel H. Johnson	$18,586	$68,630
Michael E. Nugent	$29,524	$61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

INVESTMENT ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses — securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $481.6 billion in assets under management.

Under an Investment Advisory Agreement (the “Agreement”) with the Fund, the Adviser, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In addition, the International Fixed Income, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are sub-advised as described below. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund’s Portfolios and to place each Portfolio’s purchase and sales orders for investment securities.

Morgan Stanley Investment Management Limited serves as the Sub-Adviser to the International Fixed Income Portfolio, the Advisory Global Fixed Income Portfolio and the Advisory Global Fixed Income Portfolio II. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, the Sub-Adviser, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio’s average daily net assets for the quarter:

Portfolio	Rate (%)
Equities Plus Portfolio	0.375%

Mid Cap Growth Portfolio	0.50

U.S. Mid Cap Value Portfolio	0.72% of the portion of the daily net assets not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion

U.S. Small Cap Value Portfolio	0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion
Value Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion

Core Fixed Income Portfolio	0.375

Core Plus Fixed Income Portfolio	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion

High Yield Portfolio	0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily nets assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.22% of the portion of the daily net assets exceeding $3 billion

Intermediate Duration Portfolio	0.375

International Fixed Income Portfolio	0.375

Investment Grade Fixed Income Portfolio	0.375

Limited Duration Portfolio	0.30

Long Duration Fixed Income Portfolio	0.375

Municipal Portfolio	0.375

Balanced Portfolio	0.45

Portfolio	Rate (%)

Advisory Global Fixed Income Portfolio	0.375

Advisory Global Fixed Income Portfolio II	0.375

Advisory Portfolio	0.375

Advisory Portfolio—Series 1*	0.375

Advisory Portfolio—Series 2*	0.375

*	As of the date of this SAI, these Portfolios are not operational.

The Adviser has voluntarily agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses deducted from Portfolio assets for the Institutional Class of the Equities Plus, Core Fixed Income, Municipal, Long Duration Fixed Income, Advisory Global Fixed Income, Advisory Global Fixed Income II and Advisory Portfolios from exceeding 0.60%, 0.50%, 0.50%, 0.50%, 0.15%, 0.15% and 0.08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Adviser Class of the Equities Plus and Long Duration Fixed Income Portfolios and the Adviser Class and the Investment Class of the Core Fixed Income Portfolio from exceeding 0.85%, 0.75%, 0.75% and 0.50%, respectively, of its average daily net assets.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid the following advisory fees:

	Advisory Fees Paid			Advisory Fees Waived
Portfolio	2004 (000)	2005 (000)	2006 (000)	2004 (000)	2005 (000)	2006 (000)
Equities Plus Portfolio	*	*	$—	*	*	$40
Mid Cap Growth Portfolio	$6,105	$7,213	10,231	$0	$0	—
U.S. Mid Cap Value Portfolio	2,898	1,594	997	0	0	—
U.S. Small Cap Value Portfolio	4,026	2,515	4,619	0	0	—
Value Portfolio	5,942	7,266	3,873	0	0	—
Core Fixed Income Portfolio	897	845	773	51	66	135
Core Plus Fixed Income Portfolio	9,598	8,263	8,338	0	0	—
High Yield Portfolio	1,410	1,177	965	0	0	—
Intermediate Duration Portfolio	492	836	1,036	0	0	—
International Fixed Income Portfolio	506	640	579	0	0	—
Investment Grade Fixed Income Portfolio	2,070	2,013	1,877	0	0	—
Limited Duration Portfolio	2,463	3,112	3,471	0	0	—
Long Duration Fixed Income Portfolio	*	*	—	*	*	18
Municipal Portfolio	1,304	1,653	2,176	33	0	—
Balanced Portfolio	1,289	1,178	1,307	0	0	—
Advisory Global Fixed Income Portfolio	0	0	—	486	226	129
Advisory Global Fixed Income Portfolio II	0	0	—	94	56	4
Advisory Portfolio	0	0	—	17,229	13,008	11,967
Advisory Portfolio—Series 1*	*	*	*	*	*	*
Advisory Portfolio—Series 2*	*	*	*	*	*	*

*	Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”). The following is a summary of the MSIM’s Proxy Voting Policy (“Proxy Policy”).

MSIM uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, MSIM has formed a Proxy Review Committee (“Committee”) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that MSIM will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•

MSIM will vote in accordance with management’s recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•

MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.

•

MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

•

MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

•

MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

•

Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment adviser, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent MSIM’s ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

Third Parties

To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as “Research Providers.” The services provided to MSIM include in-depth research, global issuer analysis and voting recommendations. While MSIM may review and utilize the recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholder Services provides vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record filed for the 12-month period ended June 30, with the SEC are available without charge on our web site at www.morganstanley.com/im/legal. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. In the case of the Equities Plus Portfolio and the Long Duration Fixed Income Portfolio, each Portfolio’s investment performance is measured against the S&P 500 Index and the Lehman Long Government/Credit Index, respectively. For both of these Portfolios investment performance is also measured against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor fund performance. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Advisory Global Fixed Income Portfolio

Advisory Global Fixed Income Portfolio II

International Fixed Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: J. David Germany managed four mutual funds with a total of approximately $496.0 million in assets; five pooled investment vehicles other than mutual funds with a total of approximately $2.8 billion in assets; and 37 other accounts with a total of approximately $8.8 billion in assets. Of these other accounts, nine accounts with a total of approximately $2.4 billion in assets had performance-based fees. Christian G. Roth managed 10 mutual funds with a total of approximately $1.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $734.0 million in assets; and six other accounts with a total of approximately $1.2 billion in assets. Of these other accounts, one account with a total of approximately $237.0 million in assets had performance-based fees. Michael B. Kushma managed seven mutual funds with a total of approximately $1.3 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $766.0 million in assets; and 23 other accounts with a total of approximately $6.1 billion in assets. Of these other accounts, five accounts with a total of approximately $2.0 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers. With respect to the Advisory Global Fixed Income Portfolio and the Advisory Global Fixed Income Portfolio II, shares of these Portfolios are available only to private advisory clients of the Adviser, and not to the portfolio managers. Therefore, as of September 30, 2006, none of the portfolio managers beneficially owned any shares of these Portfolios. With respect to the International Fixed Income Portfolio, as of September 30, 2006, none of the portfolio managers beneficially owned any shares of this Portfolio.

Advisory Portfolio

Advisory Portfolio—Series 2

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: Scott F. Richard managed seven mutual funds with a total of approximately $8.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $299.4 million in assets; and five other accounts with a total of approximately $2.0 billion in assets. Roberto M. Sella managed 14 mutual funds with a total of approximately $10.0 billion in assets; no pooled investment vehicles other than mutual funds; and 26 other accounts with a total of approximately $6.8 billion in assets. Of these other accounts, two accounts with a total of approximately $737.4 million in assets had performance-based fees. Menglin M. Luo managed eight mutual funds with a total of approximately $8.6 billion in assets; no pooled investment vehicles other than mutual funds; and nine other accounts with a total of approximately $1.3 billion in assets. Of these other accounts, two accounts with a total of approximately $767.0 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. Shares of the Advisory Portfolio are available only to private advisory clients of the Adviser, and not to the portfolio managers. Therefore, as of September 30, 2006, none of the portfolio managers beneficially owned any shares of this Portfolio. As of the date of this SAI, the Advisory Portfolio—Series 2 is not yet operational.

Balanced Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: Francine J. Bovich managed four mutual funds with a total of approximately $670.0 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $55.3 million in assets; and 16 other accounts with a total of approximately $2.7 billion in assets. Of these other accounts, one account with a total of approximately $233.0 million in assets had performance-based fees. W. David Armstrong managed 15 mutual funds with a total of approximately $6.5 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $504.4 million in assets. Roberto M. Sella managed 14 mutual funds with a total of approximately $10.0 billion in assets; no pooled investment vehicles other than mutual funds; and 26 other accounts with a total of approximately $6.8 billion in assets. Of these other accounts, two accounts with a total of approximately $737.4 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by each of Francine J. Bovich, W. David Armstrong and Roberto M. Sella in the Portfolio was $50,001-$100,000, $0 and $0, respectively.

Core Fixed Income Portfolio

Investment Grade Fixed Income Portfolio

Intermediate Duration Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: W. David Armstrong managed 15 mutual funds with a total of approximately $6.5 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $504.4 million in assets. David S. Horowitz managed 26 mutual funds with a total of approximately $24.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $13.8 million in assets; and 42 other accounts with a total of approximately $7.1 billion in assets. Of these other accounts, three accounts with a total of approximately $960.2 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2006, none of the portfolio managers beneficially owned any shares of the Core Fixed Income Portfolio, the Investment Grade Fixed Income Portfolio or the Intermediate Duration Portfolio.

Core Plus Fixed Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: W. David Armstrong managed 15 mutual funds with a total of approximately $6.5 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $504.4 million in assets. Roberto M. Sella managed 14 mutual funds with a total of approximately $10.0 billion in assets; no pooled investment vehicles other than mutual funds; and 26 other accounts with a total of approximately $6.8 billion in assets. Of these other accounts, two accounts with a total of approximately $737.4 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by each of W. David Armstrong and Roberto M. Sella in the Portfolio was $100,000-$500,000 and over $1 million, respectively.

Equities Plus Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: Steven K. Kreider managed two mutual fund with a total of approximately $689.0 million in assets; no pooled investment vehicles other than mutual funds; and 31 other accounts with a total of approximately $5.2 billion in assets. Neil Stone managed three mutual funds with a total of approximately $2.6 billion in assets; no pooled investment vehicles other than mutual funds; and 14 other accounts with a total of approximately $2.8 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2006, none of the portfolio managers beneficially owned any shares of this Portfolio.

High Yield Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: David S. Horowitz managed 26 mutual funds with a total of approximately $24.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $13.8 million in assets; and 42 other accounts with a total of approximately $7.1 billion in assets. Of these other accounts, three accounts with a total of approximately $960.2 million in assets had performance-based fees. Joshua M. Givelber managed seven mutual funds with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Gerhardt P. Herbert managed seven mutual funds with a total of approximately $19.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by each of David S. Horowitz, Gerhardt P. Herbert and Joshua M. Givelber in the Portfolio was $0-$10,000, $0 and $10,001-$50,000(1), respectively.

Advisory Portfolio—Series 1

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: David S. Horowitz managed 26 mutual funds with a total of approximately $24.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $13.8 million in assets; and 42 other accounts with a total of approximately $7.1 billion in assets. Of these other accounts, three accounts with a total of approximately $960.2 million in assets had performance-based fees. Gerhardt P. Herbert managed seven mutual funds with a total of approximately $19.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of the date of this SAI, this Portfolio is not yet operational.

Limited Duration Portfolio

Other Accounts Managed by the Portfolio Manager. As of September 30, 2006: William T. Lawrence managed five mutual funds with a total of approximately $2.0 billion in assets; no pooled investment vehicles other than mutual funds; and 14 other accounts with a total of approximately $2.2 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by William T. Lawrence in the Portfolio was $50,001-$100,000.

Long Duration Fixed Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: W. David Armstrong managed 15 mutual funds with a total of approximately $6.5 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $504.4 million in assets. David S. Horowitz managed 26 mutual funds with a total of approximately $24.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $13.8 million in assets; and 42 other accounts with a total of approximately $7.1 billion in assets. Of these other accounts, three accounts with a total of approximately $960.2 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2006, none of the portfolio managers beneficially owned any shares of this Portfolio.

(1)	This amount does not include investments made by the portfolio manager in one or more mutual funds managed by the same portfolio management team pursuant to a similar investment strategy.

Mid Cap Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: Dennis P. Lynch managed 34 mutual funds with a total of approximately $16.4 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $1.1 billion in assets; and 9,326 other accounts (which include separate accounts managed under certain “wrap fee” programs). David S. Cohen managed 34 mutual funds with a total of approximately $16.4 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.1 billion in assets; and 9,325 other accounts (which include separate accounts managed under certain “wrap fee” programs). Sam G. Chainani managed 34 mutual funds with a total of approximately $16.4 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.1 billion in assets; and 9,325 other accounts (which include separate accounts managed under certain “wrap fee” programs). Alexander T. Norton managed 34 mutual funds with a total of approximately $16.4 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.1 billion in assets; and 9,325 other accounts (which include separate accounts managed under certain “wrap fee” programs).

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Alexander T. Norton in the Portfolio was $500,001-$1 million, $100,001-$500,000, $50,001-$100,000 and $10,001-$50,000, respectively.

Municipal Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: Steven K. Kreider managed two mutual fund with a total of approximately $689.0 million in assets; no pooled investment vehicles other than mutual funds; and 31 other accounts with a total of approximately $5.2 billion in assets. Neil Stone managed three mutual funds with a total of approximately $2.6 billion in assets; no pooled investment vehicles other than mutual funds; and 14 other accounts with a total of approximately $2.8 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2006, none of the portfolio managers beneficially owned any shares of this Portfolio.

U.S. Mid Cap Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: James A. Gilligan managed 18 mutual funds with a total of approximately $35.0 billion in assets; no pooled investment vehicles other than mutual funds; and three other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $603.2 million in assets. James O. Roeder managed 18 mutual funds with a total of approximately $35.0 billion in assets; no pooled investment vehicles other than mutual funds; and three other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $603.2 million in assets. Thomas B. Bastian managed 18 mutual funds with a total of approximately $35.0 billion in assets; no pooled investment vehicles other than mutual funds; and three other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $603.2 million in assets. Thomas R. Cooper managed four mutual fund with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Sergio Marcheli managed 18 mutual funds with a total of approximately $35.0 billion in assets; no pooled investment vehicles other than mutual funds; and three other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $603.2 million in assets. Vincent E. Vizachero managed 18 mutual funds with a total of approximately $35.0 billion in assets; no pooled investment vehicles other than mutual funds; and three other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $603.2 million in assets.

As of December 31, 2006: Mark Laskin managed one mutual fund with a total of approximately $200.4 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by each of James A. Gilligan, James O. Roeder, Thomas B. Bastian, Thomas R. Cooper, Sergio Marcheli, Vincent E. Vizachero and Mark Laskin in the Portfolio was over $1 million(1), $100,001-$500,000(1), $100,001-$500,000(1), $10,001-$50,000(1), $10,001-$50,000, $10,001-$50,000 and None, respectively.

U.S. Small Cap Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: Richard Glass managed four mutual funds with a total of approximately $1.9 billion in assets; one pooled investment vehicle other than mutual fund with a total of approximately $183.5 million in assets; and 2,305 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $315.3 million in assets. Alexander Yaggy managed four mutual funds with a total of approximately $1.9 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $183.5 million in assets; and 2,305 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $315.3 million in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2006, none of the portfolio managers beneficially owned any shares of this Portfolio.

Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006: B. Robert Baker managed 17 mutual funds with a total of approximately $29.1 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $956.4 million in assets; and 17,054 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $3.1 billion in assets. Kevin C. Holt managed 16 mutual funds with a total of approximately $29.0 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $956.4 million in assets; and 17,054 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $3.1 billion in assets. Jason S. Leder managed 16 mutual funds with a total of approximately $29.0 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $956.4 million in assets; and 17,054 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $3.1 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2006, the dollar range of securities beneficially owned by each of B. Robert Baker, Kevin C. Holt and Jason S. Leder in the Portfolio was $0(1), $50,000-$100,000(1) and $100,001-$500,000(1), respectively.

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

(1)	This amount does not include investments made by the portfolio manager in one or more mutual funds managed by the same portfolio management team pursuant to a similar investment strategy

Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios. Each Portfolio (offering Investment Class shares) will pay to the Distributor a fee at the annual rate of 0.15% of the average daily net assets of such Portfolio attributable to the Investment Class shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2006, the Balanced, Core Plus Fixed Income, High Yield, Intermediate Duration, U.S. Mid Cap Value and Value Portfolios paid $5,848, $410,100, $1,646, $400,748, $6,304 and $90,433, respectively, to compensate the Distributor under this Shareholder Service Agreement.

Other than $24,403 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

DISTRIBUTION OF SHARES

The Fund’s Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares. The Distributor may retain any portion of the fees it does not expend in meeting its obligation to the Fund.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not “interested persons” of the Fund. For the fiscal year ended September 30, 2006, the Balanced, Core Fixed Income, Core Plus Fixed Income, Equities Plus, High Yield, Investment Grade Fixed Income, Long Duration Fixed Income, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, and Value Portfolios paid $89,658, $24,088, $302,056, $528, $12,653, $1,565, $242, $2,738,026, $41,783, $62,057,and $1,045,606, respectively, in distribution fees pursuant to the Distribution Plan.

Other than $113,282 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries (“Intermediaries”) in connection with the sale or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

The additional payments currently made to certain affiliated entities of the Adviser or the Distributor (“Affiliated Entities”) and Intermediaries include the following annual amounts paid out of the Adviser’s or the Distributor’s own funds:

(1)	With respect to Affiliated Entities, an amount equal to 35% of each Portfolio’s advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity’s accounts;

(2)	An amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries’ accounts; and

(3)	With respect to Investment Class shares held through Morgan Stanley’s Stable Value Program, an amount up to 0.22% of the average daily net assets of such shares to Affiliated Entities or Intermediaries.

The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries, may provide Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

FUND ADMINISTRATION

Morgan Stanley Investment Management also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the “Administration Agreement”). Under the Administration Agreement, Morgan Stanley Investment Management receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund’s average daily net assets, and is responsible for all fees payable under any sub-administration agreements. JPMorgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2004 (000)	2005 (000)	2006 (000)
Equities Plus Portfolio	*	*	$9
Mid Cap Growth Portfolio	$977	$1,153	1,637
U.S. Mid Cap Value Portfolio	309	176	111
U.S. Small Cap Value Portfolio	429	297	557
Value Portfolio	951	1,200	621
Core Fixed Income Portfolio	202	194	194
Core Plus Fixed Income Portfolio	2,048	1,979	2,024
High Yield Portfolio	251	213	184
Intermediate Duration Portfolio	105	178	221
International Fixed Income Portfolio	108	137	123
Investment Grade Fixed Income Portfolio	442	429	400
Limited Duration Portfolio	657	830	925
Long Duration Fixed Income Portfolio	*	*	4
Municipal Portfolio	285	353	464
Balanced Portfolio	229	209	232

	Administrative Fees Paid
Portfolio	2004 (000)	2005 (000)	2006 (000)
Advisory Global Fixed Income Portfolio	104	48	28
Advisory Global Fixed Income Portfolio II	20	12	1
Advisory Portfolio	3,676	2,773	2,553
Advisory Portfolio—Series 1*	*	*	*
Advisory Portfolio—Series 2*	*	*	*

*	Not operational during the period.

OTHER SERVICE PROVIDERS

Custodian. JPMorgan Chase Bank, N.A., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. JPMorgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund’s Transfer Agent and Dividend Disbursing Agent.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

Fund Counsel. Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund’s Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser’s knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the “Affiliated Brokers”). The Adviser may, in the exercise of its discretion under the Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid

For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid brokerage commissions of approximately $13,303,646, $6,802,686 and $4,930,057, respectively. For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid in the aggregate, $308,515, $123,688 and $27,543, respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), an affiliated broker-dealer. For the fiscal year ended September 30, 2006, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.56% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.07% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund did not pay any brokerage commissions to Morgan Stanley DW Inc., (“DW”), an affiliated broker-dealer.

For the fiscal year ended September 30, 2006, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2006
		Commissions Paid to Morgan Stanley & Co. Incorporated
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Equities Plus	$2,728	$—	—%	—%
Mid Cap Growth	2,422,290	11,165	0.46	0.13
U.S. Mid Cap Value	256,088	11,634	5.20	0.26
U.S. Small Cap Value	825,923	520	0.06	0.09
Value	418,024	2,470	0.59	0.13
Core Fixed Income	31,424	—	—	—
Core Plus Fixed Income	245,434	—	—	—
High Yield	11,567	—	—	—
Intermediate Duration	31,556	—	—	—
International Fixed Income	4,183	—	—	—
Investment Grade Fixed Income	60,695	—	—	—
Limited Duration	79,274	—	—	—
Long Duration Fixed Income	792	—	—	—
Municipal	134,423	—	—	—
Balanced	159,506	13	0.01	0.17
Advisory Global Fixed Income I	7,348	—	—	—
Advisory Global Fixed Income II	170	—	—	—
Advisory	199,206	—	—	—
Advisory—Series 1*	*	*	*	*
Advisory—Series 2*	*	*	*	*

*	Not operational during the period.

For the fiscal years ended September 30, 2005 and September 30, 2004, each Portfolio of the Fund paid brokerage commissions as follows:

Brokerage Commissions Paid During Fiscal Years Ended September 30, 2005 and 2004

	Fiscal Year Ended September 30, 2005		Fiscal Year Ended September 30, 2004
Portfolio	Total	Morgan Stanley & Co.	Total	Morgan Stanley % Co.
Equities Plus	*	*	*	*
Mid Cap Growth	$3,227,659	1.32%	$4,635,723	1.19%
U.S. Mid Cap Value	596,109	3.82	2,103,851	1.19
U.S. Small Cap Value	728,404	4.65	2,359,033	8.69
Value	1,202,252	1.70	2,877,436	0.61
Core Fixed Income	22,140	0.00	21,882	0.00
Core Plus Fixed Income	197,376	0.00	207,094	0.00
High Yield	426	0.00	25,685	0.00
Intermediate Duration	14,817	0.00	10,351	0.00
International Fixed Income	3,634	0.00	8,218	0.00
Investment Grade Fixed Income	43,225	0.00	33,253	0.00
Limited Duration	57,438	0.00	49,393	0.00
Long Duration Fixed Income	*	*	*	*
Municipal	62,224	0.00	28,606	0.00
Balanced	237,626	0.25	414,953	1.14
Advisory Global Fixed Income	8,540	0.00	16,624	0.00
Advisory Global Fixed Income II	2,160	0.00	3,254	0.00
Advisory	183,648	0.00	184,773	0.00
Advisory—Series 1*	*	*	*	*
Advisory—Series 2*	*	*	*	*

*	Not operational during the period.

Directed Brokerage. During the fiscal year ended September 30, 2006, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions Directed in Connection with Research Services Provided for Fiscal Year Ended September 30, 2006	Aggregate Dollar Amount of Transactions for which Such Commissions were Paid for Fiscal Year Ended September 30, 2006
Equities Plus	$—	$—
Mid Cap Growth	73,680	69,989,916
U.S. Mid Cap Value	5,794	5,079,376
U.S. Small Cap Value	87,581	63,560,509
Value	23,724	20,674,792
Core Fixed Income	—
Core Plus Fixed Income	—	—
High Yield	—	—
Intermediate Duration	—	—
International Fixed Income	—	—
Investment Grade Fixed Income	—	—
Limited Duration	—	—
Long Duration Fixed Income	—	—
Municipal	—	—
Balanced	5,285	7,560,100
Advisory Global Fixed Income I	—	—
Adisory Global Fixed Income II	—	—
Advisory	—	—
Advisory—Series 1*	*	*
Advisory—Series 2*	*	*

*	Not operational during the period.

Regular Broker-Dealers. The Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2006, the following Portfolios purchased securities issued by the Fund’s regular broker-dealers:

VALUE OF PORTFOLIO HOLDINGS

Portfolio	Regular Broker-Dealer	Value of Portfolio Holdings as of September 30, 2006
Advisory Portfolio	Bear Stearns & Co., Inc.	$60,496,000
	Goldman Sachs Group, Inc.	4,144,000
	Bank of America Corporation	3,762,000

Balanced Portfolio	Citigroup, Inc.	3,171,000
	J.P. Morgan Chase & Co.	2,901,000
	Bank of America Corporation	2,520,000
	Merrill Lynch & Co., Inc.	1,665,000
	Bear Stearns & Co., Inc.	1,113,000
	Goldman Sachs Group, Inc.	988,000

Core Fixed Income Portfolio	Bear Stearns & Co., Inc.	4,868,000
	Citigroup, Inc.	3,113,000
	Goldman Sachs Group, Inc.	2,312,000
	Bank of America Corporation	2,237,000
	J.P. Morgan Chase & Co.	645,000
	Merrill Lynch & Co., Inc.	637,000

Core Plus Fixed Income Portfolio	Bear Stearns & Co., Inc.	34,457,000
	Citigroup, Inc.	22,498,000
	Bank of America Corporation	8,309,000
	J.P. Morgan Chase & Co.	7,784,000
	Merrill Lynch & Co., Inc.	7,347,000
	Goldman Sachs Group, Inc.	1,483,000

Equities Plus Portfolio	Goldman Sachs Group, Inc.	114,000

High Yield Portfolio	Bear Stearns & Co., Inc.	128,000

Intermediate Duration Portfolio	Bear Stearns & Co., Inc.	1,795,000
	Bank of America Corporation	963,000
	Citigroup, Inc.	941,000
	Goldman Sachs Group, Inc.	930,000
	J.P. Morgan Chase & Co.	279,000

Investment Grade Fixed Income Portfolio	Bear Stearns & Co., Inc.	8,686,000
	Merrill Lynch & Co., Inc.	4,911,000
	Bank of America Corporation	4,785,000
	Goldman Sachs Group, Inc.	3,725,000
	Citigroup, Inc.	722,000
	J.P. Morgan Chase & Co.	650,000

Portfolio	Regular Broker-Dealer	Value of Portfolio Holdings as of September 30, 2006

Limited Duration Portfolio	Bank of America Corporation	$21,252,000
	Citigroup, Inc.	7,726,000
	Bear Stearns & Co., Inc.	3,023,000
	Goldman Sachs Group, Inc.	1,902,000
	Merrill Lynch & Co., Inc.	1,290,000
	J.P. Morgan Chase & Co.	804,000

Municipal Portfolio	Goldman Sachs Group, Inc.	3,139,000

Value Portfolio	Citigroup, Inc.	20,841,000
	Bank of America Corporation	20,196,000
	J.P. Morgan Chase & Co.	6,232,000
	Merrill Lynch & Co., Inc.	6,187,000

Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

For the fiscal years ended September 30, 2005 and September 30, 2006, the Core Fixed Income Portfolio’s turnover rates were 236% and 139%, respectively. For the fiscal years ended September 30, 2005 and September 30, 2006, the Core Plus Fixed Income Portfolio’s turnover rates were 180% and 142%, respectively. For the fiscal years ended September 30, 2005 and September 30, 2006, the Balanced Portfolio’s turnover rates were 111% and 71%, respectively. For the fiscal years ended September 30, 2005 and September 30, 2006, the Advisory Portfolio’s turnover rates were 240% and 230%, respectively. With respect to the Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio and Advisory Portfolio, due to the relative unattractiveness of many mortgage securities, the Portfolios made less frequent use of these instruments over the most recent time period. This included less reliance on mortgage securities purchased on a forward (i.e., to-be-announced, or TBA) basis and subsequently “rolled” each month. As a result, portfolio turnover declined in the most recent period relative to the prior period.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 (the “Declaration of Trust”). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984. Each of the Portfolios are diversified except for the International Fixed Income Portfolio, Advisory Global Fixed Income Portfolio and Advisory Global Fixed Income Portfolio II, which are non-diversified.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Portfolios”) of shares. Currently, the Fund consists of 20 Portfolios (two of which are not operational).

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder’s name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund’s policy is to distribute substantially all of each Portfolio’s net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios undistributed net investment income is included in the Portfolio’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolios generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRS or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio’s taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio’s taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a registered investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio’s fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio’s other investments and shareholders will be advised of the nature of the payments.

Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when a Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be “Section 1256 contracts.” Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with unrealized gains or losses treated as though they were realized. Any gains or losses, including “marked to market” gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses (“60/40”) although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent of the Portfolio’s current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. Ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions by a Portfolio in excess of the Portfolio’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-

corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

A Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, distributions of a Portfolio attributable to gains from sales or exchanges of “U.S. real property interests,” as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain “non-domestically controlled” REITs, and certain REIT capital gain dividends) will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, and be subject to tax at the same rates applicable to U.S. shareholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Such distributions may be subject to federal withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a federal income tax return. The provisions contained in the Code relating to distributions to foreign persons would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of these distributors.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains will return to 20% in 2011. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a “U.S. real property holding corporation,” as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder’s federal income tax liability on such disposition. However, for tax years beginning after December 31, 2004 through December 31, 2007, clause (ii) above will not apply if at all times during the testing period the value of the shares of a Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios’ assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio’s year, more than 50% of a Portfolio’s assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio’s gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass-through” of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

Special Tax Considerations for the Municipal Portfolio: The Municipal Portfolio intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay “exempt-interest” dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder’s gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from the Portfolio may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio’s tax-exempt income which is accountable to municipal securities issued within the shareholder’s state of residence.

The Portfolio may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. The Portfolio may not be an appropriate investment for persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds. A “substantial user” is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of the Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2006, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios’ outstanding shares:

INSTITUTIONAL CLASS

Portfolio	Name and Address	% of Class
Advisory Global Fixed Income II	Kaiser Permanente Retirement Plans	65.99%
	Attn Vivian Heath 1 Kaiser Plaza Oldsway Bldg Oakland CA 94612-3610
Advisory Global Fixed Income II	Monsanto Company Defined Contribution	11.80
	Ownership Trust Attn Pam Moench 800 N Lindbergh Blvd, E Bldg St Louis MO 63167
Advisory Global Fixed Income II	Chase Manhattan Bank As Custodian FBO	11.03
	Smithsonian Institution Attn Hazel Drinkard 4 New York Plz 4th Flr New York NY 10004
Advisory Global Fixed Income II	The Johns Hopkins University	6.89
	1101 E 33rd St, Suite E100 Baltimore MD 21218
Advisory Global Fixed Income	Minnesota State Board of Investments	16.26
	Attn Jason Matz 55 Sherburne Ave, Suite 105 Mea Bldg St Paul MN 55155
Advisory Global Fixed Income	State Street Bank As TTEE	14.25
	FBO Pacific Gas & Electric Attn Arthur Barnes 1776 Heritage Dr North Quincy MA 02171
Advisory Global Fixed Income	First Energy Corporation	7.61
	Attn Don Perrine 76 South Main St Akron OH 44308
Advisory Global Fixed Income	Northern Trust Company As Custodian	5.63
	FBO Duke Energy Corporation PO Box 92956 Chicago IL 60675
Advisory	Pacific Gas & Electric Company	13.37
	Attn Carolyn Margiotti Mail Code B24K PO Box 770000 San Francisco CA 94177

Portfolio	Name and Address	% of Class
Advisory	First Energy Corporation	7.50%
	Attn Don Perrine 76 South Main St Akron OH 44308
Advisory	Northern Trust Company As Custodian	5.71
	FBO Duke Energy Corporation PO Box 92956 Chicago IL 60675
Advisory	Daimlerchrysler Corporation Pension Fund	5.62
	Attn Steve Sovany 100 Plaza One M/S 3048 Jersey City NJ 07311
Balanced	JP Morgan Chase As Trustee	57.89
	FBO Southwest Airlines Co. 401k Plan 9300 Ward Parkway Kansas City MO 64114
Balanced	JP Morgan Chase As Trustee	22.36
	FBO Southwest Airlines Co. Profit Sharing Plan 9300 Ward Parkway Kansas City MO 64114
Balanced	Union Bank of California NA Corporate CO Trustee San Mateo Hotel Employees Labor Management Trust Attn B Mackovic 350 California Street 11th Floor San Francisco CA 94104	6.89
Core Fixed Income	Dean Witter Reynolds Inc 5 World Trade Center 6th Floor New York NY 10048	85.34
Core Fixed Income	Lockheed Martin Investment Management Company Attention David C Toth 6705 Rockledge Dr, Suite 550 Bethesda MD 20817	8.78
Core Plus Fixed Income	Dean Witter Reynolds Inc 5 World Trade Center 6th Floor New York NY 10048	23.64
Core Plus Fixed Income	Mac & Co Mutual Fund Operations PO Box 3198 Pittsburgh PA 15230-3198	22.95
Core Plus Fixed Income	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	6.01
Equities Plus	Morgan Stanley Investment Management Controllers—19th Floor 195 Broadway New York NY 10007	95.60

Portfolio	Name and Address	% of Class
High Yield	Dean Witter Reynolds Inc 5 World Trade Center 6th Floor New York NY 10048	60.59%
High Yield	Mac & Co Mutual Fund Operations PO Box 3198 Pittsburgh PA 15230-3198	17.64
Intermediate Duration	Northern California Bakery and Confectioner Health & Welfare Fund Attn Merlin Young 221 Main Street 2nd Floor San Francisco CA 94105	37.16
Intermediate Duration	Morgan Stanley & Co FBO Mariposa Foundation Inc 7 West 81st Street, Apt 7A New York NY 10024	34.16
Intermediate Duration	SEI Private Trust Co Attn Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456	19.04
Intermediate Duration	Dean Witter Reynolds Inc 5 World Trade Center 6th Floor New York NY 10048	5.49
International Fixed Income	Dean Witter Reynolds Inc 5 World Trade Center 6th Floor New York NY 10048	70.13
International Fixed Income	Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104	11.32
Investment Grade Fixed Income	Dean Witter Reynolds Inc	58.79
	5 World Trade Center
	6th Floor
	New York NY 10048
Investment Grade Fixed Income	Mac & Co	21.99
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Limited Duration	Dean Witter Reynolds Inc	92.24
	5 World Trade Center
	6th Floor
	New York NY 10048
Long Duration	Morgan Stanley Investment Management	100.00
	Controllers—19th Floor
	195 Broadway
	New York NY 10007
Mid Cap Growth	Fidelity Investments Institutional	26.30
	Operations FIIOC As Agent
	100 Magellan Way KWIC
	Covington KY 41015

Portfolio	Name and Address	% of Class
Mid Cap Growth	Dean Witter Reynolds Inc	26.08%
	5 World Trade Center
	6th Floor
	New York NY 10048
Mid Cap Growth	Mac & Co	8.79
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Mid Cap Growth	Mac & Co	6.67
	Mutual Fund Operations
	PO Box 3198
	Pittsburgh PA 15230-3198
Mid Cap Growth	Wilmington Trust Company	5.27
	Trustee For Allied Waste Industries 401K
	P O Box 8971
	Wilmington DE 19899-8880
Municipal	Dean Witter Reynolds Inc	48.97
	5 World Trade Center
	6th Floor
	New York NY 10048
Municipal	Charles Schwab & Co Inc	12.08
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104
Municipal	LPL	6.67
	FBO LPL Customers
	Attn Mutual Fund Operations
	PO Box 509046
	San Diego CA 92150-9046
Municipal	National Financial Services Corp	6.28
	FBO Their Customers
	Church Street Station
	New York NY 10008-3908
U.S. Mid Cap Value	MAC & Co	32.74
	FBO Hertz Corp
	525 William Penn Place
	Pittsburgh PA 15219-1707
U.S. Mid Cap Value	Fidelity Investments Institutional Operations FIIOC As Agent For	17.47
	100 Magellan Way KWIC
	Covington KY 41015
U.S. Mid Cap Value	Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104	10.81
U.S. Mid Cap Value	National Financial Services Corp FBO Their Customers Church Street Station New York NY 10008-3908	9.29

Portfolio	Name and Address	% of Class
U.S. Small Cap Value	Dean Witter Reynolds Inc 5 World Trade Center 6th Floor New York NY 10048	75.81%
U.S. Small Cap Value	Fidelity Investments Institutional Operations FIIOC As Agent For 100 Magellan Way KWIC Covington KY 41015	13.80
U.S. Small Cap Value	The McConnell Foundation PO Box 492050 Redding CA 96049-2050	5.86
Value	MAC & Co Mutual Fund Operations PO Box 3198 Pittsburgh PA 15230-3198	29.02
Value	Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104	13.63
Value	Lasalle Bank Omnibus 75 PO Box 1443 Chicago IL 60690	11.15
Value	Fidelity Investments Institutional Operations FIIOC As Agent For 100 Magellan Way KWIC Covington KY 41015	7.46

INVESTMENT CLASS

Portfolio	Name and Address	% of Class
Balanced	Kano Profit Sharing Plan Attn Rhoads Zimmerman P O Box 110098 Nashville TN 37222	98.52%
Core Plus Fixed Income	SEI Trust Company FBO Morgan Stanley Stable Value Fund Attn John Hemak One Freedom Valley Dr Oaks PA 19456-1019	96.25
Intermediate Duration	SEI Trust Company FBO Morgan Stanley Stable Value Fund Attn John Hemak One Freedom Valley Dr Oaks PA 19456-1019	100.00
U.S. Mid Cap Value	Wilmington Trust Co Trustee Multi Health Care PO Box 8971 Wilmington DE 19899	86.17

Portfolio	Name and Address	% of Class
U.S. Mid Cap Value	TTEE FBO	5.82%
	Trustee FBO Multicare Health Systems 1100 North Market Street Wilmington DE 19801
Value	The Bank of New York	100.00
	Trustee For New York State Deferred One Wall Street 12th Floor New York NY 10286-0001

ADVISER CLASS

Portfolio	Name and Address	% of Class
Balanced	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	73.80%
Balanced	Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1151	23.73
Core Fixed Income	Ameriprise Trust Company FBO The Benefit of Ameriprise 996 AXP Financial Ctr Trust Retirement Services Plans Minneapolis MN 55474	100.00
Core Plus Fixed Income	The Union Central Life Insurance Company Group Separate Account Attn Roberta Ujuary 1876 Waycross Rd Cincinnati OH 45240	40.16
Core Plus Fixed Income	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	39.60
Core Plus Fixed Income	Fidelity Management Trust Company Attn Lito Jaco 82 Devonshire St, Mail Zone Z1M Boston MA 02109	11.44
Equities Plus	Morgan Stanley Investment Management Controllers—19th Floor 195 Broadway New York NY 10007	100.00
High Yield	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	53.25

Portfolio	Name and Address	% of Class
High Yield	Northern Trust Company As Custodian For Noblehouse International Ltd PO Box 92956 Chicago IL 60675	17.73%
High Yield	National Financial Services Corporation For Exclusive Benefit of Our Customers Attn Mutual Funds Dept One World Financial Center, 5th Floor New York NY 10281	6.80
High Yield	Morgan Stanley & Co FBO Charles C Anderson 1818 Cascade Court Sugarland TX 77479	6.04
Investment Grade Fixed Income	Morgan Stanley & Co FBO Audrey R Cohen 3912 Zenith Ave South Minneapolis MN 55410	32.64
Investment Grade Fixed Income	Morgan Stanley & Co FBO Annmarie Demartino 420 Avenue L Brooklyn NY 11230	29.71
Investment Grade Fixed Income	Paul E Hellmers & H Anthy Hellmers 6 Spruce Drive Salisbury CT 06068	12.13
Investment Grade Fixed Income	Timothy J Kiley & Kathleen O Kiley 245 New Gate Loop Heathrow FL 32746	7.75
Investment Grade Fixed Income	Morgan Stanley & Co FBO Bruce Caputo Attorney at Law Trustee 1270 Avenue of the Americas, Suite 1817 New York NY 10020	7.39
Long Duration	Morgan Stanley Investment Management Controllers—19th Floor 195 Broadway New York NY 10007	100.00
Mid Cap Growth	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	41.50
Mid Cap Growth	National Financial Services Corporation For Exclusive Benefit of Our Customers Attn Mutual Funds Dept One World Financial Center, 5th Floor New York NY 10281	33.27
Mid Cap Growth	Merrill Lynch Trust Co Trustee FBO Qualified Retirement Plans Attn Jerry Stone PO Box 1501 Pennington NJ 08534-0671	11.82

Portfolio	Name and Address	% of Class
U.S. Mid Cap Value	Mercer Trust Company Trustee FBO IDX Systems Corp Retirement Income Plan One Investors Way Norwood MA 02062	41.96%
U.S. Mid Cap Value	Mercer Trust Company Trustee FBO Kroll Inc 401K Plan One Investors Way Norwood MA 02062	13.44
U.S. Mid Cap Value	PRIAC As Trustee/Custodian FBO Various Retirement Plans 801 Pennsylvania Kansas City MO 64105	12.06
U.S. Mid Cap Value	MAC & Co Mutual Fund Operations PO Box 3198 Pittsburgh PA 15230-3198	9.27
U.S. Mid Cap Value	Morgan Stanley & Co FBO Teburnea Limited Wickhams Cay Roadtown Tortola 026	5.08
U.S. Small Cap Value	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	58.84
U.S. Small Cap Value	M & I 401K Plan PO Box 419692 1010 Grand Blvd Kansas City MO 64141-6692	16.18
U.S. Small Cap Value	Vanguard Fiduciary Trust Co MAS Adviser Class Funds PO Box 2600 VM 613 Valley Forge PA 19482	11.02
U.S. Small Cap Value	Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1151	8.83
Value	Fidelity Investments Institutional Operations FIIOC As Agent 100 Magellan Way KWIC Covington KY 41015	94.51

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual total return (cumulative return shown for periods less than one year) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/06	5 Years ended 09/30/06	10 Years ended 09/30/06	Inception to 09/30/06	Date of inception of Class
Equities Plus	N/A	N/A	N/A	2.93%	04/26/2006
Mid Cap Growth	7.05%	11.23%	10.90%	14.57%	03/30/1990
U.S. Mid Cap Value	14.27%	11.79%	13.23%	15.96%	12/30/1994
U.S. Small Cap Value	13.42%	15.05%	11.46%	12.01%	07/01/1986
Value	14.68%	9.57%	9.18%	13.29%	11/05/1984
Core Fixed Income	3.79%	5.00%	6.28%	8.03%	09/29/1987
Core Plus Fixed Income	4.13%	5.26%	6.52%	8.89%	11/14/1984
High Yield	6.03%	7.01%	4.22%	7.28%	02/28/1989
Intermediate Duration Fixed Income	3.33%	4.15%	5.76%	6.27%	10/03/1994
International Fixed Income	1.12%	8.13%	4.44%	5.42%	04/29/1994
Investment Grade Fixed Income	3.65%	5.06%	6.38%	7.74%	08/31/1990
Limited Duration	3.88%	2.90%	4.76%	5.07%	03/31/1992
Long Duration Fixed Income	N/A	N/A	N/A	4.80%	07/21/2006
Municipal	5.53%	4.87%	5.71%	6.31%	10/01/1992
Advisory Global Fixed Income	4.93%	4.56%	6.64%	7.89%	10/07/1994
Advisory Global Fixed Income II	4.30%	4.69%	N/A	5.62%	06/20/2000
Advisory	4.76%	5.27%	6.68%	6.94%	04/12/1995
Advisory—Series 1*	N/A	N/A	N/A	N/A	N/A
Advisory—Series 2*	N/A	N/A	N/A	N/A	N/A
Balanced	8.21%	6.31%	7.53%	8.55%	12/31/1992

*	The Advisory Portfolio—Series 1 and Advisory Portfolio—Series 2 had not commenced operations as of September 30, 2006.

The average annual total return (cumulative return shown for periods less than one year) of the Investment Class shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/06	5 Years ended 09/30/06	10 Years ended 09/30/06	Inception to 09/30/06	Date of inception of Class
U.S. Mid Cap Value	14.10%	11.63%	13.05%	13.07%	05/10/1996
Value	14.48%	9.40%	9.01%	9.14%	05/06/1996
Core Plus Fixed Income	4.04%	5.10%	N/A	6.28%	10/15/1996
High Yield	5.92%	6.89%	4.08%	4.45%	05/21/1996
Intermediate Duration Fixed Income	3.19%	3.98%	N/A	5.62%	08/16/1999
Balanced	8.07%	6.08%	N/A	6.91%	04/03/1997

The average annual total return (cumulative return for periods less than one year) of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/06	5 Years ended 09/30/06	10 Years ended 09/30/06	Inception to 09/30/06	Date of inception of Class
Equities Plus	N/A	N/A	N/A	2.79%	04/26/2006
Long Duration Fixed Income	N/A	N/A	N/A	4.80%	07/21/2006
Mid Cap Growth	6.79%	10.95%	N/A	11.05%	01/31/1997
U.S. Mid Cap Value	14.02%	11.51%	N/A	7.97%	07/17/1998
U.S. Small Cap Value	13.13%	14.76%	N/A	9.89%	01/22/1999
Value	14.38%	9.28%	8.90%	9.79%	07/17/1996
Core Fixed Income	3.55%	4.75%	N/A	5.53%	03/01/1999
Core Plus Fixed Income	3.97%	5.00%	N/A	5.99%	11/07/1996
High Yield	5.51%	6.83%	N/A	3.48%	01/31/1997
Balanced	7.96%	6.06%	N/A	7.04%	11/01/1996
Investment Grade Fixed Income	3.59%	N/A	N/A	4.87%	05/20/2002

The average annual total return (after taxes on distributions) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below (cumulative returns for periods less than one year):

Portfolio	1 Year Return 09/30/06	5 Years ended 09/30/06	10 Years ended 09/30/06	Inception to 09/30/06
Equities Plus	N/A	N/A	N/A	2.71%
Mid Cap Growth	7.05%	11.23%	8.45%	12.04%
U.S. Mid Cap Value	14.14%	11.74%	11.01%	13.55%
U.S. Small Cap Value	12.44%	14.48%	8.99%	9.79%
Value	13.11%	8.97%	7.40%	10.26%
Core Fixed Income	1.62%	2.95%	3.85%	5.33%
Core Plus Fixed Income	2.15%	3.12%	3.91%	5.81%
High Yield	3.29%	3.81%	0.46%	3.32%
Intermediate Duration Fixed Income	1.94%	2.49%	3.50%	3.89%
International Fixed Income	-0.74%	6.34%	2.69%	3.54%
Investment Grade Fixed Income	1.72%	3.14%	3.93%	5.13%
Limited Duration Fixed Income	2.51%	1.68%	2.90%	3.20%
Long Duration	N/A	N/A	N/A	4.80%
Municipal	5.35%	4.77%	5.54%	6.14%
Advisory Global Fixed Income	4.33%	1.72%	0.06%	1.95%
Advisory Global Fixed Income II	4.34%	2.85%	N/A	3.97%
Advisory	1.82%	2.52%	3.82%	4.10%
Balanced	7.50%	5.42%	4.99%	6.14%

The average annual total return (after taxes on distributions and redemption) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below (cumulative return for periods less than one year:

Portfolio	1 Year ended 9/30/06	5 Years ended 9/30/06	10 Years ended 9/30/06	Inception to 9/30/06	Date of inception of Class
Equities Plus	N/A	N/A	N/A	1.90%	04/26/2006
Mid Cap Growth	4.58%	9.82%	8.15%	11.65%	03/30/1990
U.S. Mid Cap Value	9.42%	10.30%	10.22%	12.71%	12/30/1994
U.S. Small Cap Value	9.67%	13.10%	8.55%	9.41%	07/01/1986
Value	11.37%	8.13%	7.09%	10.00%	11/05/1984
Core Fixed Income	2.52%	3.05%	3.86%	5.30%	09/29/1987
Core Plus Fixed Income	2.64%	3.19%	3.94%	5.78%	11/14/1984
High Yield	3.83%	3.99%	1.24%	3.77%	02/28/1989
Intermediate Duration	2.14%	2.54%	3.51%	3.88%	10/03/1994
International Fixed Income	0.71%	6.00%	2.75%	3.52%	04/29/1994
Investment Grade Fixed Income	2.35%	3.17%	3.93%	5.07%	08/31/1990
Limited Duration	2.50%	1.75%	2.91%	3.18%	03/31/1992
Long Duration Fixed Income	N/A	N/A	N/A	3.12%	07/21/2006
Municipal	4.78%	4.60%	5.37%	5.95%	10/01/1992
Balanced	5.48%	4.91%	5.06%	6.06%	12/31/1992
Advisory Global Fixed Income	3.35%	2.16%	1.40%	2.92%	10/07/1994
Advisory Global Fixed Income II	3.30%	2.96%	N/A	3.87%	06/20/2000
Advisory	3.04%	2.84%	3.94%	4.18%	04/12/1995

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.

Portfolio	5 Years ended 9/30/06	10 Years ended 9/30/06*	Inception to 9/30/06*
Equities Plus	N/A	N/A	2.93%
Mid Cap Growth	70.27%	181.42%	843.88%
U.S. Mid Cap Value	74.60%	246.28%	469.61%
U.S. Small Cap Value	101.59%	196.05%	894.21%
Value	57.92%	140.69%	1,437.08%
Core Fixed Income	27.63%	83.85%	333.59%
Core Plus Fixed Income	29.22%	88.13%	544.33%
High Yield	40.31%	51.14%	243.94%
Intermediate Duration	22.54%	75.09%	107.27%
International Fixed Income	47.84%	54.44%	92.64%
Investment Grade Fixed Income	27.97%	85.64%	231.50%
Limited Duration	15.39%	59.14%	104.85%
Long Duration Fixed Income	N/A	N/A	4.80%
Municipal	26.83%	74.31%	135.57%
Balanced	35.80%	106.66%	208.83%
Advisory Global Fixed Income	24.99%	90.12%	148.27%
Advisory Global Fixed Income II	25.77%	N/A	41.00%
Advisory	29.27%	90.98%	115.78%

*	The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

The annualized since inception gross of fees returns (cumulative return shown for periods less than one year) of the Institutional Class Portfolios are set forth below:

Portfolio	Total Return (%)
Equities Plus	2.93%
Mid Cap Growth	14.57%
U.S. Mid Cap Value	15.96%
U.S. Small Cap Value	12.01%
Value	13.29%
Core Fixed Income	8.03%
Core Plus Fixed Income	8.89%
High Yield	7.28%
Intermediate Duration Fixed Income	6.27%
International Fixed Income	5.42%
Investment Grade Fixed Income	7.74%
Limited Duration	5.07%
Long Duration Fixed Income	4.80%
Municipal	6.31%
Balanced	8.55%
Advisory Global Fixed Income	7.89%
Advisory Global Fixed Income II	5.62%
Advisory	6.94%

The annualized since inception gross of fees returns of the Investment Class Portfolios are set forth below:

Portfolio	Total Return (%)
U.S. Mid Cap Value	13.07%
Value	9.14%
Core Plus Fixed Income	6.28%
High Yield	4.45%
Intermediate Duration Fixed Income	5.62%
Balanced	6.91%

The annualized since inception gross of fees returns (cumulative return shown for periods less than one year) of the Adviser Class Portfolios are set forth below:

Portfolio	Total Return (%)
Equities Plus	2.79%
Mid Cap Growth	11.05%
U.S. Mid Cap Value	7.97%
U.S. Small Cap Value	9.89%
Value	9.79%
Core Fixed Income	5.53%
Core Plus Fixed Income	5.99%
Long Duration Fixed Income	4.80%
High Yield	3.48%
Balanced	7.04%
Investment Grade Fixed Income	4.87%

The 30-day yield figures for each of the Fund’s Fixed Income and Equity Portfolios is set forth below:

Institutional Class Portfolios	Period Ending 9/30/06
Equities Plus	5.39689%
Mid Cap Growth Portfolio	0.32394%
U.S. Mid Cap Value Portfolio	0.93772%
U.S. Small Cap Value Portfolio	0.39575%
Value Portfolio	1.88896%
Core Fixed Income Portfolio	5.37232%
Core Plus Fixed Income Portfolio	5.97644%
High Yield Portfolio	6.56604%
Intermediate Duration Portfolio	5.65127%
International Fixed Income Portfolio	2.83332%
Investment Grade Fixed Income Portfolio	5.42996%
Limited Duration Portfolio	5.38733%
Long Duration Fixed Income Portfolio	4.54631%
Municipal Portfolio	3.75914%
Balanced Portfolio	2.47101%
Advisory Global Fixed Income Portfolio	5.11841%
Advisory Global Fixed Income Portfolio II	3.16260%
Advisory Portfolio	8.88661%

Investment Class Portfolios	Period Ending 9/30/06
U.S. Mid Cap Value Portfolio	0.79986%
Value Portfolio	1.74110%
Core Plus Fixed Income Portfolio	5.82567%
High Yield Portfolio	6.41487%
Intermediate Duration Portfolio	5.51154%
Balanced Portfolio	2.32164%

Adviser Class Portfolios	Period Ending 9/30/06
Equities Plus	5.15039%
Mid Cap Growth Portfolio	0.06894%
U.S. Mid Cap Value Portfolio	0.69208%
U.S. Small Cap Value Portfolio	0.15000%
Value Portfolio	1.64230%
Core Fixed Income Portfolio	5.13193%
Core Plus Fixed Income Portfolio	5.73038%
High Yield Portfolio	6.20805%
Balanced Portfolio	2.22218%
Long Duration Fixed Income Portfolio	4.29635%
Investment Grade Fixed Income Portfolio	5.27763%

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended September 30, 2006, including notes thereto and the reports of Ernst & Young LLP, independent registered public accounting firm, thereon, are incorporated herein by reference. A copy of the 2006 Annual Report will accompany the delivery of this Statement of Additional Information.

APPENDIX A — DESCRIPTION OF RATINGS

I. Excerpts from Moody’s Investors Service, Inc.’s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered upper medium grade obligations; Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; Ba: judged to have speculative elements; their future cannot be considered well-assured; B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II. Excerpts from Standard & Poor’s Rating Group’s Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments; AA: obligation differs from the highest-rated obligations only in small degree; obligor’s capacity to meet its financial commitment on the obligation is very strong; A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor’s capacity to meet its financial commitment on the obligation is still strong; BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. Excerpts from Fitch, Inc.’s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV. Excerpts from Moody’s Investors Service, Inc.’s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V. Excerpts from Standard & Poor’s Rating Group’s Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI. Excerpts from Fitch, Inc.’s Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor’s ability to pay is very strong, although not quite as strong as preferred stocks rated “AAA”.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor’s ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor’s ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

Morgan Stanley Institutional Fund Trust

PART C: OTHER INFORMATION

Post-Effective Amendment No. 73

Item 23. Exhibits

(a)	Amended and Restated Declaration of Trust, dated August 24, 2006, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, as filed on November 30, 2006.

(b)	Amended and Restated By-Laws, dated July 31, 2003, are incorporated by reference to Exhibit (b)(5) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, as filed on December 10, 2003.

(c)	Not Applicable.

(d)(1)	Amended and Restated Investment Advisory Agreement with Morgan Stanley Investment Management Inc., dated June 1, 2005, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, as filed on May 5, 2006.

(2)	Investment Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (relating to the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio), dated August 11, 2003, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, as filed on January 28, 2004.

(3)	Investment Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (relating to the International Fixed Income Portfolio, Advisory Foreign Fixed Income Portfolio and Advisory Foreign Fixed Income II Portfolio), dated April 25, 2006, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, as filed on January 30, 2007.

(e)	Distribution Agreement with MAS Fund Distribution, Inc. (now Morgan Stanley Distribution, Inc.), dated May 31, 1997, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, as filed on July 10, 1998.

(f)	Deferred Compensation Plan is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, as filed on January 28, 2004.

(g)(1)	Custody Agreement between MAS Funds (now Morgan Stanley Investment Management Inc.) and United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated July 22, 1994, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, as filed on January 30, 1996.

(2)	Amendment, dated August, 1995, to the Custody Agreement between MAS Funds (now Morgan Stanley Investment Management Inc.) and United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated July 22, 1994, is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, as filed on January 29, 1998.

(3)	Amendment to the Custody Fee Schedule, effective October 1, 2002, is incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, as filed on January 31, 2003.

(4)	Amendment, dated April 25, 2006, to the Custody Agreement between MAS Funds (now Morgan Stanley Investment Management Inc.) and United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated July 22, 1994, is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, as filed on May 5, 2006.

(h)(1)	Amended and Restated Administration Agreement with Morgan Stanley Investment Management Inc., dated November 1, 2004, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, as filed on May 5, 2006.

(2)	Sub-Administration Agreement with United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated November 18, 1993, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, as filed on January 29, 1998.

(3)	Amendment, dated April 25, 2006, to the Sub-Administration Agreement with United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated November 18, 1993, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, as filed on May 5, 2006.

(4)	Transfer Agency Agreement with JPMorgan Chase Global Funds Services Co., dated November 1, 2004, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, as filed on November 24, 2004.

(5)	Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, as filed on January 30, 1996.

(6)	Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, as filed on December 1, 1995.

(i)(1)

Opinion of Morgan, Lewis & Bockius LLP, dated January 28, 2005, is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

(2)

Opinion of Clifford Chance US LLP, dated January 28, 2005, is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

(3)

Opinion of Morgan, Lewis & Bockius LLP, dated April 26, 2006 (with respect to the Equities Plus Portfolio), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A, as filed on April 26, 2006.

(4)

Opinion of Clifford Chance US LLP, dated April 26, 2006 (with respect to the Equities Plus Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A, as filed on April 26, 2006.

(5)

Opinion of Morgan, Lewis & Bockius LLP, dated July 19, 2006 (with respect to the Long Duration Fixed Income Portfolio), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, as filed on July 19, 2006.

(6)

Opinion of Clifford Chance US LLP, dated July 19, 2006 (with respect to the Long Duration Fixed Income Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, as filed on July 19, 2006.

(7)	Consent of Clifford Chance US LLP, is incorporated by reference to Exhibit (i)(7) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, as filed on January 30, 2007.

(j)	Consent of Independent Registered Public Accounting Firm, filed herein.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Distribution Plan relating to Adviser Class Shares, dated April 29, 2005, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, as filed on January 30, 2006.

(n)	Amended Rule 18f-3 Multiple Class Plan, dated November 1, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, as filed on May 5, 2006.

(o)	Reserved.

(p)(1)	Code of Ethics for the Fund is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, as filed on January 30, 2006.

(2)	Code of Ethics for Morgan Stanley Investment Management Inc., dated December 31, 2004, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

(q)	Powers of Attorney, dated April 25, 2007, filed herein.

Item 24. Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

The Fund is not controlled by or under common control with any person.

Item 25. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article VI of Registrant’s Amended and Restated By-Laws, dated July 31, 2003, which is incorporated by reference:

Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

2

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

Item 26. Business and Other Connections of the Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Morgan Stanley Investment Management Inc. (the “Adviser”) provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

Listed below are the officers and Trustees of Morgan Stanley Investment Management, Inc.

Name And Position With Morgan Stanley Investment Management Inc.	Other Substantial Business, Profession or Vocation
Owen D. Thomas President and Chief Operating Officer	President and Chief Operating Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

Ronald E. Robison Managing Director and Director	Managing Director and Director of Van Kampen Asset Management, Van Kampen Investments Inc., Director and Chief Administrative Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan Stanley Trust, Morgan Stanley Distribution, Inc. and Van Kampen Investor Services Inc.

3

Name And Position With Morgan Stanley Investment Management Inc.	Other Substantial Business, Profession or Vocation
Amy R. Doberman Managing Director and Secretary	Managing Director and General Counsel of Morgan Stanley Investment Management

Dennis F. Shea Managing Director of Chief Investment Officer-Global Equity Group	Managing Director and Chief Investment Officer-Global Equity Group of Morgan Stanley Asset Management

J. David Germany Managing Director and Chief Investment Officer-Global Fixed Income Group	Managing Director and Chief Investment Officer-Global Fixed Income Group

Carsten Otto Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van Kampen Advisors Inc. and Van Kampen Asset Management. Chief Compliance Officer of Van Kampen Investor Services Inc. and Van Kampen Investments Inc.

Kenneth Castiglia Chief Financial Officer and Treasurer	Chief Financial Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Treasurer of Morgan Stanley Services Company Inc., Chief Financial Officer, Treasurer and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

In addition, the Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

Item 27. Principal Underwriters

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Fund’s securities acts as a principal underwriter, depositor or investment adviser.

Morgan Stanley Distribution, Inc. acts as sole distributor of the Registrant’s shares.

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to Item 19.

The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Ronald E. Robison	Managing Director and Director	President and Principal Executive Officer

Kenneth Castiglia	Director	None

Michael Kiley	Director, Chief Executive Officer and President	None

Stefanie Chang Yu	Secretary	Vice President

Winston McLaughlin	Chief Compliance Officer	None

Gina Gallagher	Chief AML Office	None

Pat Behnke	Financial and Operations Principal	None

4

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

Not applicable.

Item 28. Location of Accounts and Records

State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

JPMorgan Chase Bank, N.A.

3 Chase MetroTech Center

Brooklyn, NY 11245

(records relating to its function as custodian)

JPMorgan Investor Services Company

73 Tremont Street

Boston, MA 02108-3913

(records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(records relating to its function as investment adviser)

Item 29. Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or part B, disclosing the parties to the contract and the total amount paid and by whom for the Fund’s last three fiscal years.

Not applicable.

Item 30. Undertakings

In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

(a) Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 73 to the Registration Statement No. 002-89729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 2007.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

/S/ RONALD E. ROBISON
Ronald E. Robison President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 73 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
(1) Principal Executive Officer /S/ RONALD E. ROBISON Ronald E. Robison	President and Principal Executive Officer	April 30, 2007

(2) Principal Financial Officer /S/ JAMES GARRETT James Garrett	Treasurer and Chief Financial Officer	April 30, 2007

(3) Majority of the Trustees

Independent Trustees
Frank L. Bowman Michael Bozic Kathleen A. Dennis Dr. Manuel H. Johnson	Joseph J. Kearns Michael F. Klein Michael E. Nugent (Chairman) W. Allen Reed Fergus Reid

/S/ CARL FRISCHLING By: Carl Frischling Attorney-In-Fact for the Independent Trustees		April 30, 2007

Management Trustee
James F. Higgins

/S/ BARRY FINK By: Barry Fink Attorney-In-Fact for the Management Trustee		April 30, 2007

EXHIBIT INDEX

EX-(j)	Consent of Independent Registered Public Accounting Firm.

(q)	Powers of Attorney, dated April 25, 2007.